As filed with the Securities and Exchange Commission on October 30, 1997



                 Securities Act of 1933 Registration No. 33-4296
                Investment Company Act of 1940 File No. 811-4624



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                      Pre-Effective Amendment No. ____                     [ ]
                       Post-Effective Amendment No. 20                     [X]
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                                 Amendment No. 21                          [X]
                          ----------------------------
                       STATE STREET RESEARCH EQUITY TRUST
                      -------------------------------------

               (Exact Name of Registrant as Specified in Charter)

               One Financial Center, Boston, Massachusetts 02111

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                           (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, Esq.
                          Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109

     It is proposed that this filing will become effective under Rule 485:

[ ] Immediately upon filing                  [ ] 75 days after filing pursuant
    pursuant to paragraph (b).                    to paragraph (c)(2).

[X] On November 1, 1997 pursuant             [ ] On _____________ pursuant to
    to paragraph (b).                            paragraph (a)(2).

[ ] 60 days after filing pursuant                If appropriate, check the
    to paragraph (a)(1).                         following box:


[ ] On ______________ pursuant to
    paragraph (a)(1).


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     --------------------------------------

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)

                                     Part A


                           CAPTION OR LOCATION IN      CAPTION OR LOCATION          CAPTION OR LOCATION
                           PROSPECTUS FOR              IN PROSPECTUS                IN PROSPECTUS
                           STATE STREET RESEARCH       FOR STATE STREET             FOR STATE STREET
                           EQUITY INVESTMENT           RESEARCH EQUITY              RESEARCH GLOBAL
FORM N-1A ITEM NO.         FUND                        INCOME FUND                  RESOURCES FUND
-------------------------       ------------------          --------------               --------------
1.   Cover Page........... Same                        Same                         Same

2.   Synopsis ............ Table of Expenses           Investor Expenses            Table of Expenses

3.   Condensed Financial   Financial Highlights;       Financial Highlights;        Financial Highlights;
     Information.......... Calculation of Performance  Performance and              Calculation of Performance
                           Data                        Volatility                   Data

4.   General Description   The Fund's Investments;     Goal and Strategy;           The Fund's Investments;
     of Registrant........ Limiting Investment Risk;   Other Securities             Limiting Investment Risk;
                           The Fund and Its            and Risks;                   The Fund and its Shares
                           Shares                      Your Account;
                                                       Fund Details

5.   Management of the     Management of the Fund;    Fund Details                 Management of the Fund;
     Fund................. Purchase of Shares                                       Purchase of Shares

5A.  Management's
     Discussion of         [To be included in          [To be included in           [To be included in
     Fund Performance .... Financial Statements]       Financial Statements]        Financial Statements]

6.   Capital Stock and     Shareholder Services; The   Your Account;                Shareholder Services; The
     Other Securities..... Fund and Its Shares;        Fund Details                 Fund and its Shares;
                           Management of the                                        Management of the
                           Fund; Dividends                                         Fund; Dividends and
                           and Distributions; Taxes                                 Distributions; Taxes

7.   Purchase of
     Securities Being      Purchase of Shares;         Your Account                 Purchase of Shares;
     Offered.............  Shareholder Services                                     Shareholder Services

8.   Redemption or         Redemption of Shares;       Your Account                 Redemption of Shares;
     Repurchase..........  Shareholder Services                                     Shareholder Services

9.   Legal Proceedings...  Not Applicable              Not Applicable               Not Applicable

                                     Part B


                         CAPTION OR LOCATION IN
                         STATEMENT OF ADDITIONAL     CAPTION OR LOCATION             CAPTION OR LOCATION
                         INFORMATION FOR             IN STATEMENT OF ADDITIONAL      IN STATEMENT OF ADDITIONAL
                         STATE STREET RESEARCH       INFORMATION FOR STATE           INFORMATION FOR STATE
                         EQUITY INVESTMENT           STREET RESEARCH EQUITY          STREET RESEARCH GLOBAL
FORM N-1A ITEM NO.       FUND                        INCOME FUND                     RESOURCES FUND
------------------       ------------------          --------------                  --------------
10. Cover Page.......... Same                        Same                            Same
11. Table of Contents... Same                        Same                            Same

12. General Information
    and History......... Not Applicable              Not Applicable                  Not Applicable

13. Investment           Additional Investment       Investment Objective;           Additional Investment
    Objectives           Policies and Restrictions;  Additional Investment           Policies and Restrictions;
    and Policies........ Additional Information      Policies and Restrictions;      Additional Information
                         Concerning Certain          Additional Information          Concerning Certain
                         Investment Techniques;      Concerning Certain              Investment Techniques;
                         Debt Instruments and        Investment Techniques;          Additional Information
                         Permitted Cash Investments; Debt Instruments and            Concerning Debt
                         Rating Categories           Permitted Cash                  Instruments and Permitted
                         of Debt Securities;         Investments;                    Cash Investments;
                         Portfolio Transactions      Portfolio Transactions          Rating Categories of
                                                                                     Debt Securities;
                                                                                     Portfolio Transactions

14. Management of the
    Registrant.......... Trustees and Officers       Trustees and Officers           Trustees and Officers

15. Control Persons and
    Principal Holders of
    Securities.......... Trustees and Officers       Trustees and Officers           Trustees and Officers

16. Investment           Investment Advisory         Investment Advisory             Investment Advisory
    Advisory and         Services; Custodian;        Services; Custodian;            Services; Custodian;
    Other Services...... Independent Accountants;    Independent Accountants;        Independent Accountants;
                         Distribution of Shares      Distribution of Shares          Distribution of Shares
                         of the Fund                 of the Fund                     of the Fund

17. Brokerage
    Allocation.......... Portfolio Transactions      Portfolio Transactions          Portfolio Transactions

18. Capital Stock and    Not Applicable              The Trust, the Fund             Not Applicable
    Other Securities.....(Description in Prospectus) and its Shares                  (Description in Prospectus)

19. Purchase, Redemption
    and Pricing of
    Securities Being     Purchase and Redemption     Purchase and Redemption         Purchase and Redemption
    Offered............. of Shares; Net Asset Value  of Shares; Shareholder          of Shares; Net Asset Value
                                                     Accounts; Net Asset Value

20. Tax Status.......... Certain Tax Matters         Certain Tax Matters             Certain Tax Matters

21. Underwriters........ Distribution of Shares      Distribution of Shares of       Distribution of Shares of
                         of the Fund                 the Fund                        the Fund

                         CAPTION OR LOCATION IN
                         STATEMENT OF ADDITIONAL     CAPTION OR LOCATION            CAPTION OR LOCATION
                         INFORMATION FOR             IN STATEMENT OF ADDITIONAL     IN STATEMENT OF ADDITIONAL
                         STATE STREET RESEARCH       INFORMATION FOR STATE          INFORMATION FOR STATE
                         EQUITY INVESTMENT           STREET RESEARCH EQUITY         STREET RESEARCH GLOBAL
FORM N-1A ITEM NO.       FUND                        INCOME FUND                    RESOURCES FUND
------------------       ------------------          --------------                 --------------

22. Calculation of
    Performance
    Data...............  Calculation of              Calculation of                 Calculation of
                         Performance Data            Performance Data               Performance Data

23. Financial
    Statements.........  Financial Statements        Financial Statements           Financial Statements

The Prospectus and Statement of Additional Information of the State Street Research Equity Investment Fund series and the State Street Research Global Resources Fund Series (the "Funds") of the State Street Research Equity Trust (the "Registrant") are included herein.

The Prospectus and Statement of Additional Information of the State Street Research Equity Income Fund was included in Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-4296) filed with the Securities and Exchange Commission on August 22, 1997.

The State Street Research Capital Appreciation Fund series of the Registrant ceased operations effective August 15, 1997. Accordingly, references to this fund have been deleted from this amendment where appropriate.

The Registrant anticipates that the class designations of each Fund's Class C and Class D shares will be redesignated effective on or about November 1, 1997. At that time, such Fund's classes currently designated as Class C and Class D will be redesignated to Class S and Class C, respectively. Accordingly, all references to Class C and Class S in the Prospectus and Statement of Additional Information of the Funds herein reflect the new class designations.

STATE STREET RESEARCH
EQUITY INVESTMENT FUND
Prospectus--November 1, 1997

     State Street Research Equity Investment Fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of August 31, 1997, the Investment Manager had assets of approximately $45.6 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated November 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

     The Fund is a diversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                        Page
-----------------------------------------------------------------------------

Table of Expenses   ......................................................  2
Financial Highlights   ...................................................  4
The Fund's Investments    ................................................  6
Limiting Investment Risk  ................................................  8
Purchase of Shares   .....................................................  9
Redemption of Shares   ................................................... 17
Shareholder Services   ................................................... 19
The Fund and Its Shares   ................................................ 23
Management of the Fund    ................................................ 24
Dividends and Distributions; Taxes    .................................... 25
Calculation of Performance Data    ....................................... 26

-----------------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares).


     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


     Class C shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Prior to November 1, 1997, this class of shares was designated as Class D shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. Prior to November 1, 1997, this class of shares was designated as Class C shares.




Table of Expenses                                                    Class A      Class B      Class C      Class S
-------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (1)
   Maximum Sales Charge Imposed on Purchases (as a percentage of
      offering price) ...........................................      4.5%          None         None        None
   Maximum Deferred Sales Charge (as a percentage of net asset value at time of purchase or redemption, whichever is
      lower) ....................................................      None(2)         5%           1%        None
   Maximum Sales Charge Imposed on Reinvested Dividends (as a
      percentage of offering price) .............................      None          None         None        None
   Redemption Fees (as a percentage of amount redeemed,
      if applicable) ............................................      None          None         None        None
   Exchange Fee .................................................      None          None         None        None

------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class C shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                Class A        Class B        Class C        Class S
                                              ---------------------------------------------------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
   Management Fees ........................       0.65%         0.65%          0.65%          0.65%
   12b-1 Fees .............................       0.25%         1.00%          1.00%          None
   Other Expenses .........................       0.50%         0.50%          0.50%          0.50%
    Less Voluntary Reduction ..............      (0.15%)        (0.15%)        (0.15%)       (0.15%)
                                                 ------         -----          -----         -----
     Total Fund Operating Expenses
       (after voluntary reduction) ........       1.25%         2.00%          2.00%          1.00%
                                                 ======         =====          ====           ====


Example:

     You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                                1 Year     3 Years     5 Years     10 Years
                               --------------------------------------------
 Class A shares ............     $57         $83        $111        $189
 Class B shares (1) ........     $70         $93        $128        $213
 Class C shares ............     $30         $63        $108        $233
 Class S shares ............     $10         $32        $ 55        $122

     You would pay the following expenses on the same investment, assuming no redemption:

                                1 Year     3 Years     5 Years     10 Years
                               --------------------------------------------
 Class B shares (1) ........     $20         $63        $108        $213
 Class C shares ............     $20         $63        $108        $233


------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.



     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experiences with expenses during the fiscal year ended June 30, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

     The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal year ended June 30, 1997, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class S shares, respectively, would have been 1.40%, 2.15%, 2.15% and 1.15%, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.15% for each class of shares of the Fund. The Fund expects the subsidization of fees or expenses to continue in the current year, although it cannot give complete assurance that such assistance will be received.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.




                                                           Class A
                               ----------------------------------------------------------------
                                                      Year ended June 30
                               ----------------------------------------------------------------
                                  1997**       1996**       1995**        1994         1993
                               ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
 year ........................   $17.04       $14.28       $12.44       $14.52       $13.16
                                 ------       ------       ------       ------       ------
Net investment income* .......      .09          .12          .08          .01          .04
Net realized and unrealized
 gain (loss) on investments        4.63         3.38         2.14          .18         2.48
                                 ------       ------       ------       ------       ------
 Total from investment
  operations .................     4.72         3.50         2.22          .19         2.52
                                 ------       ------       ------       ------       ------
Dividends from net
 investment income ...........     (.09)        (.11)        (.05)          --         (.04)
Distributions from net
 realized gains ..............    (1.99)        (.63)        (.33)       (2.27)       (1.12)
                                 ------       ------       ------       ------       ------
 Total distributions .........    (2.08)        (.74)        (.38)       (2.27)       (1.16)
                                 ------       ------       ------       ------       ------
Net asset value, end of year     $19.68       $17.04       $14.28       $12.44       $14.52
                                 ======       ======       ======       ======       ======
Total return .................    30.91%+      25.33%+      18.34%+       0.93%+      20.37%+
Net assets at end of year
 (000s) ......................  $55,239      $39,300      $31,174      $29,821      $26,933
Ratio of operating expenses
 to average net assets* ......     1.25%        1.25%        1.42%        1.50%        1.50%
Ratio of net investment
 income to average net
 assets* .....................     0.54%        0.79%        0.64%        0.08%        0.23%
Portfolio turnover rate ......    88.07%       44.44%       47.93%       62.93%       92.35%
Average commission rate @ ....  $0.0583      $0.0331           --           --            --
------------
 *Reflects voluntary
 assumption of fees or
 expenses per share in each
 year    ..................... $0.03     $0.03     $0.06   $0.04    $0.02

                                   1992          1991           1990         1989          1988
                               ------------ --------------- ------------ ------------ ---------------
Net asset value, beginning of
 year ........................    $11.19        $12.15        $10.83         $9.70        $11.33
                                  ------        ------        ------         -----        ------
Net investment income* .......       .05           .14           .22           .33           .28
Net realized and unrealized
 gain (loss) on investments         1.99          (.89)         1.54          1.16          (.99)
                                  ------        ------        ------         -----        ------
 Total from investment
  operations .................      2.04          (.75)         1.76          1.49          (.71)
                                  ------        ------        ------         -----        ------
Dividends from net
 investment income ...........      (.07)         (.19)         (.29)         (.31)         (.22)
Distributions from net
 realized gains ..............        --          (.02)         (.15)         (.05)         (.70)
                                  ------        ------        ------         -----        ------
 Total distributions .........      (.07)         (.21)         (.44)         (.36)         (.92)
                                  ------        ------        ------         -----        ------
Net asset value, end of year      $13.16        $11.19        $12.15        $10.83         $9.70
                                  ======        ======        ======        ======         =====
Total return .................     18.27%+       (6.10)%+      16.54%+       15.87%+       (6.87)%+
Net assets at end of year
 (000s) ......................   $48,473       $35,733       $35,647       $24,066       $25,197
Ratio of operating expenses
 to average net assets* ......      1.50%         1.50%         1.50%         1.50%         1.50%
Ratio of net investment
 income to average net
 assets* .....................      0.43%         1.29%         1.99%         3.17%         2.92%
Portfolio turnover rate ......     81.89%        72.03%        43.22%        98.70%       175.30%
Average commission rate @             --            --            --            --            --
------------
 *Reflects voluntary
 assumption of fees or
 expenses per share in each
 year ........................     $0.02         $0.03         $0.04         $0.05         $0.05


** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades for fiscal years beginning on or after July 1, 1995.

                                                                           Class B
                                       -------------------------------------------------------------------------------
                                                                                                  June 1, 1993
                                                                                                 (Commencement
                                                       Year ended June 30                        of Share Class
                                                 --------------------------------------         Designations) to
                                           1997**         1996**          1995**        1994     June 30, 1993
                                       ------------------------- ------------ ------------ ---------------------------
Net asset value, beginning of year        $16.88          $14.16        $12.36         $14.51        $14.78
                                          ------          ------        ------         ------        ------
Net investment income (loss)* ........      (.03)            .01           .01           (.02)          .00
Net realized and unrealized gain
 (loss) on investments ...............      4.56            3.34          2.12            .14          (.26)
                                          ------          ------        ------         ------        ------
 Total from investment
  operations .........................      4.53            3.35          2.13            .12          (.26)
                                          ------          ------        ------         ------        ------
Dividends from net investment
 income ..............................        --              --            --             --          (.01)
Distributions from net realized gains      (1.99)           (.63)         (.33)         (2.27)           --
                                          ------          ------        ------         ------        ------
 Total distributions .................     (1.99)           (.63)         (.33)         (2.27)         (.01)
                                          ------          ------        ------         ------        ------
Net asset value, end of year .........    $19.42          $16.88        $14.16         $12.36        $14.51
                                          ======          ======        ======         ======        ======
Total return  ........................     29.91%+         24.39%+       17.70%+         0.37%+       (1.77)%++
Net assets at end of year (000s) .....   $25,478         $13,129        $5,933         $4,029          $663
Ratio of operating expenses to
 average net assets* .................      2.00%           2.00%         2.00%          2.00%         2.00%[dbldag]
Ratio of net investment income
 (loss) to average net assets* .......     (0.20)%          0.05%         0.08%         (0.39)%        0.03%[dbldag]
Portfolio turnover rate ..............     88.07%          44.44%        47.93%         62.93%        92.35%
Average commission rate@ .............   $0.0583         $0.0331            --             --            --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...........................     $0.03           $0.03         $0.06          $0.04         $0.00



                                                                         Class C***
                                       -------------------------------------------------------------------------------
                                                                                                  June 1, 1993
                                                                                                  (Commencement
                                                       Year ended June 30                        of Share Class
                                       ---------------------------------------------------      Designations) to
                                           1997**       1996**       1995**       1994            June 30, 1993
                                       ------------ ------------ ------------ ------------ ---------------------------
Net asset value, beginning of year       $16.87     $14.15         $12.36         $14.51         $14.78
                                         ------     ------         ------         ------         ------
Net investment income (loss)* ........     (.03)       .01            .01           (.05)           .00
Net realized and unrealized gain
 (loss) on investments ...............     4.56       3.34           2.11            .17           (.26)
                                         ------     ------         ------         ------          ------
 Total from investment
  operations .........................     4.53       3.35           2.12            .12           (.26)
                                         ------     ------         ------         ------          ------
Dividends from net investment
 income ..............................       --         --            --              --           (.01)
Distributions from net realized gains     (1.99)      (.63)         (.33)          (2.27)            --
                                         ------     ------         ------         ------          ------
 Total distributions .................    (1.99)      (.63)         (.33)          (2.27)          (.01)
                                         ------     ------         ------         ------         ------
Net asset value, end of year .........   $19.41     $16.87        $14.15          $12.36         $14.51
                                         ======     ======        ======          ======        =======
Total return  ........................    29.93%+    24.40%+       17.53%+          0.45%+        (1.77)%++
Net assets at end of year (000s) .....   $1,642       $931          $699            $551           $491
Ratio of operating expenses to
 average net assets* .................     2.00%      2.00%         2.00%           2.00%          2.00%[dbldag]
Ratio of net investment income
 (loss) to average net assets* .......    (0.19)%     0.04%         0.08%          (0.41)%         0.12%[dbldag]
Portfolio turnover rate ..............    88.07%     44.44%        47.93%          62.93%         92.35%
Average commission rate@ .............  $0.0583    $0.0331            --              --             --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...........................     $0.03     $0.03        $0.06            $0.06          $0.00

                                                                                                  Class S***
                                                                              -------------------------------------------
                                                                                              Year ended June 30
                                                                              -------------------------------------------
                                                                                 1997**      1996**     1995**     1994
                                                                              ----------  ----------  --------  ---------
Net asset value, beginning of year ..........................................    $17.03     $14.27     $12.48     $14.51
                                                                                 ------     ------     ------     ------
Net investment income (loss)* ...............................................       .13        .17        .14        .07
Net realized and unrealized gain (loss) on investments ......................      4.62       3.37       2.15        .17
                                                                                 ------     ------     ------     ------
 Total from investment operations ...........................................      4.75       3.54       2.29        .24
                                                                                 ------     ------     ------     ------
Dividends from net investment income ........................................      (.13)      (.15)      (.17)        --
Distributions from net realized gains .......................................     (1.99)      (.63)      (.33)     (2.27)
                                                                                 ------     ------     ------     ------
 Total distributions ........................................................     (2.12)      (.78)      (.50)     (2.27)
                                                                                 ------     ------     ------     ------
Net asset value, end of year ................................................    $19.66     $17.03     $14.27     $12.48
                                                                                 ======     ======     ======     ======
Total return ................................................................     31.19%+    25.66%+    18.83%+     1.41%+
Net assets at end of year (000s) ............................................   $83,999    $70,177    $50,503    $32,991
Ratio of operating expenses to average net assets* ..........................      1.00%      1.00%      1.00%      1.00%
Ratio of net investment income (loss) to average net assets* ................      0.77%      1.06%      1.09%      0.59%
Portfolio turnover rate .....................................................     88.07%     44.44%     47.93%     62.93%
Average commission rate@  ...................................................   $0.0583    $0.0331         --         --
*Reflects voluntary assumption of fees or expenses per share in each year ...     $0.03      $0.03      $0.06      $0.06



                                                                                     June 1, 1993
                                                                                     (Commencement
                                                                                    of Share Class
                                                                                   Designations) to
                                                                                     June 30, 1993
                                                                                   ---------------
Net asset value, beginning of year ..........................................            $14.78
                                                                                        -------
Net investment income (loss)* ...............................................              (.00)
Net realized and unrealized gain (loss) on investments ......................              (.25)
                                                                                         ------
 Total from investment operations ...........................................              (.25)
                                                                                         ------
Dividends from net investment income ........................................              (.02)
Distributions from net realized gains .......................................                --
                                                                                         ------
 Total distributions ........................................................              (.02)
                                                                                         ------
Net asset value, end of year ................................................            $14.51
                                                                                         ======
Total return ................................................................             (1.69)%++
Net assets at end of year (000s) ............................................           $18,796
Ratio of operating expenses to average net assets* ..........................              1.00%[dbldag]
Ratio of net investment income (loss) to average net assets* ................             (0.39)%[dbldag]
Portfolio turnover rate .....................................................             92.35%
Average commission rate@ ....................................................                --
*Reflects voluntary assumption of fees or expenses per share in each year ...             $0.00

----------

**  Per-share figures have been calculated using the average shares method.

*** Prior to November 1, 1997, Class C shares were designated as Class D shares and Class S shares were designated as Class C shares.

[dbldag] Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades for fiscal years beginning on or after July 1, 1995.

The Fund's Investments

The Fund's investment objective is to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of established companies with above-average prospects for growth. The Fund's investment objective is a fundamental policy and may not be changed without approval of the shareholders of the Fund. It is a fundamental policy of the Fund under normal market conditions to invest at least 65% of its assets in equity securities and securities convertible into equity securities.

The Fund invests primarily in a diversified portfolio of companies in a broad range of industries whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments will also be made in securities of companies believed by the Investment Manager to be selling below their intrinsic values or in securities of cyclical companies believed by the Investment Manager to be at a low point in their cycles. Although the Fund's investments are not limited to companies of any particular size, it is anticipated that a majority of the securities in which the Fund invests will be listed on a national securities exchange.

The Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held.


Investment Practices

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.


     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. Each Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.


     It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.


     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions


     In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.


Other Investment Policies


The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

     The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of its net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include credit protection swaps, interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

     The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine.


Limiting Investment Risk


In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. The Fund is subject to a nonfundamental investment restriction under which it may not invest more than 15% of its net assets in illiquid securities.

     Fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. Nonfundamental investment restrictions may be changed without a shareholder vote. For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

     The Fund may not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" category by Moody's Investor's Service, Inc. ("Moody's") (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's). See the Statement of Additional Information.

-----------------------------------------------------------------------------

   Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 23 below.

   The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

-----------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase
Through Dealers and Others


Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

       ABA #011000028
       State Street Bank and Trust Company
       Boston, MA
       BNF = State Street Research Equity Investment Fund and class of shares
                  (A, B, C or S)
       AC  = 99029761
       OBI = Shareholder Name
             Shareholder Account Number
             Control #K (assigned by State Street Research Shareholder
              Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment


                                        Class of Shares
                             -------------------------------------
                                A          B          C        S
                             --------   --------   --------   ----
Minimum Initial Investment
 By Wire .................    $5,000     $5,000     $5,000    (a)
 IRAs ....................    $2,000     $2,000     $2,000    (a)
 By Investamatic .........    $1,000     $1,000     $1,000    (a)
 All other ...............    $2,500     $2,500     $2,500    (a)

Minimum Subsequent Investment
 By Wire .................    $5,000     $5,000     $5,000    (a)
 IRAs ....................    $   50     $   50     $   50    (a)
 By Investamatic .........    $   50     $   50     $   50    (a)
 All other ...............    $   50     $   50     $   50    (a)

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:


                        CLASS A                      CLASS B                     CLASS C                  CLASS S
                        --------------------------   -------------------------   ----------------------   --------
 Sales Charges          Initial sales charge         Contingent deferred         Contingent deferred      None
                        at time of                   sales charge of 5% to       sales charge of 1%
                        investment of up             2% applies to any           applies to any shares
                        to 4.5% depending            shares redeemed             redeemed within one
                        on amount of investment      within first five years     year following their
                                                     following their             purchase
                                                     purchase; no
                                                     contingent deferred
                                                     sales charge
                                                     after five years

                        On investments of $1
                        million or more, no
                        initial sales charge;
                        but contingent deferred
                        sales charge of 1%
                        applies to any shares
                        redeemed within
                        one year following
                        their purchase

 Distribution Fee       None                         0.75% for first             0.75% each year          None
                                                     eight years;
                                                     Class B shares
                                                     convert auto-
                                                     matically to
                                                     Class A shares
                                                     after eight years

 Service Fee            0.25% each year              0.25% each year             0.25% each year          None

 Initial Commission     Above described              4%                          1%                       None
 Received by Selling    initial sales charge
 Dealer                 less 0.25% to 0.50%
                        retained by Distributor

                        On investments of $1
                        million or more,
                        0.25% to 1% paid
                        to dealer by Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.


     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class C shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class C shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class C shares.

     Class A, Class B and Class C shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class C shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay its affiliate, MetLife Securities, Inc., additional compensation of up to 0.25% of certain sales.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                           Sales         Sales
                           Charge       Charge
                          Paid by       Paid by        Dealer
        Dollar            Investor     Investor      Concession
      Amount of           As % of       As % of       As % of
       Purchase           Purchase     Net Asset      Purchase
     Transaction           Price         Value         Price

  Less than $100,000       4.50%         4.71%          4.00%
  $100,000 or above
  but less than
  $250,000                 3.50%         3.63%          3.00%
  $250,000 or above
  but less than
  $500,000                 2.50%         2.56%          2.00%
  $500,000 or above
  but less than
  $1 million               2.00%         2.04%          1.75%
  $1 million and                                        See
  above                       0%            0%       following
                                                     discussion

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                     Commission
--------------------------------- -----------
(a) $1 million to $3 million  ...    1.00%
(b) Next $2 million  ............    0.50%
(c) Amount over $5 million ......    0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent


Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation


Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs


Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:



                                    Contingent Deferred
                                       Sales Charge
                                    As A Percentage Of
Redemption During                    Net Asset Value
--------------------------------   --------------------
1st Year Since Purchase   ......            5%
2nd Year Since Purchase   ......            4
3rd Year Since Purchase   ......            3
4th Year Since Purchase   ......            3
5th Year Since Purchase   ......            2
6th Year Since Purchase and
 Thereafter   ..................           None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares


A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Spread Sales Charges

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class C shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class C shares without an initial sales charge.

     Class C shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Class S Shares--Special Programs; No Sales Charge

The purchase price of a Class S share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     In general, Class S shares are available for new investments by certain large institutions, other advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor.

     Class S shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.


Net Asset Value


The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan


The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class     Service Fee      Distribution Fee
-------   -------------    -----------------
A         0.25%            None
B         0.25%            0.75%
C         0.25%            0.75%
S         None             None

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.


     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.


Redemption of Shares


Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.


Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone


Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase


For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information


Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.


     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.


     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees


To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services

The Open Account System


Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

        (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.
        (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

        (c) All income dividends and capital gains distributions in cash.
        (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege


Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class

B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.


Reinvestment Privilege


A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.


Investment Plans


The Investamatic Program is available to Class A, Class B and Class C shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from dealers or from Shareholder Services.


Systematic Withdrawal Plan


A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.


     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.



Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection


A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports


Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

     (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

     (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

     (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

     (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:

 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.


The Fund and Its Shares

The Fund was organized in 1986 as series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class S shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is June 30.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.


     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifi-cations do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.


     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     As of September 30, 1997, Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 52.3% of the outstanding Class C shares of the Fund, and may be deemed to be in control of such Class C shares of the Fund. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.


     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     The Fund is managed by John T. Wilson. Mr. Wilson has managed the Fund since July 1996. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for a Fund's portfolio transactions.


     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as the Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     Dividends from net investment income, if any, normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

     The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions designated as capital gains distributions, other than net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.


     Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identifica-tion number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Growth and Income Funds Group.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return is calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner with or without annualizing the total return or taking sales charges into account.

     The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

     Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[back cover]


STATE STREET RESEARCH
EQUITY INVESTMENT FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place

[front cover]


[State Street Research Logo] State Street Research

                              State Street Research
                             Equity Investment Fund

                                November 1, 1997

                               P R O S P E C T U S

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Prospectus


November 1, 1997


The investment objective of State Street Research Global Resources Fund (the "Fund") is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries. See page 7.

     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of August 31, 1997, the Investment Manager had assets of approximately $45.6 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing conditions in the securities markets generally and in the energy, natural resources and related industries in particular, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated November 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.


     The Fund is a nondiversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                                         Page
------------------------------------------------------------------------------
Table of Expenses ........................................................   2
Financial Highlights .....................................................   4
The Fund's Investments ...................................................   7
Limiting Investment Risk .................................................  11
Purchase of Shares .......................................................  12
Redemption of Shares .....................................................  20
Shareholder Services .....................................................  21
The Fund and its Shares ..................................................  26
Management of the Fund ...................................................  27
Dividends and Distributions; Taxes .......................................  27
Calculation of Performance Data ..........................................  28
------------------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares).


     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


     Class C shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Prior to November 1, 1997, this class of shares was designated as Class D shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. Prior to November 1, 1997, this class of shares was designated as Class C shares.


Table of Expenses
--------------------------------------------------------------------------------

                                                            Class A     Class B     Class C     Class S
                                                            ---------   ---------   ---------   --------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)...................   4.5%        None        None        None
  Maximum Deferred Sales Charge (as a
   percentage of net asset value at time of purchase
    or redemption, whichever is lower) ..................   None(2)     5%          1%          None
  Maximum Sales Charge Imposed on Reinvested
   Dividends (as a percentage of offering price) ........   None        None        None        None
  Redemption Fees (as a percentage of amount
   redeemed, if applicable) .............................   None        None        None        None
  Exchange Fee ..........................................   None        None        None        None

------------

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class C shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                             Class A     Class B     Class C     Class S
                                             ---------   ---------   ---------   ---------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ........................   0.75%       0.75%       0.75%       0.75%
  12b-1 Fees .............................   0.25%       1.00%       1.00%       None
  Other Expenses .........................   0.42%       0.42%       0.42%       0.42%
                                             -----       -----       -----       -----
    Total Fund Operating Expenses ........   1.42%       2.17%       2.17%       1.17%
                                             =====       =====       =====       =====


Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                                1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------

 Class A shares    .........     $59         $88        $119        $208
 Class B shares (1)   ......     $72         $98        $136        $231
 Class C shares ............     $32         $68        $116        $250
 Class S shares ............     $12         $37        $ 64        $142


You would pay the following expenses on the same investment, assuming no redemption:


                                1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
 Class B shares (1)   ......     $22         $68        $116        $231
 Class C shares    .........     $22         $68        $116        $250


------------

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended June 30, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. Past performance may not be indicative of future performance because of, among other things, changes in the Fund's investment strategy in July 1995; see "Calculation of Performance Data."


                                                                   Class A
                                            -----------------------------------------------------
                                                              Year ended June 30
                                            -----------------------------------------------------
                                               1997**       1996**       1995**        1994**
                                               ------       ------       ------        ------
Net asset value, beginning of year ........    $17.44       $12.16       $11.84        $13.51
                                               ------       ------       ------        ------
Net investment income (loss)* .............     (0.15)        (.20)        (.16)         (.17)
Net realized and unrealized gain
 (loss) on investments ....................      5.86         5.48          .48         (1.50)
                                               ------       ------       ------        ------

 Total from investment operations .........      5.71         5.28          .32         (1.67)
                                               ------       ------       ------        ------
Distributions from net realized gains .....      (.76)          --           --            --
Dividend from net investment income .......        --           --           --            --
                                               ------       ------       ------        ------
 Total distributions ......................      (.76)          --           --            --
                                               ------       ------       ------        ------
Net asset value, end of year ..............    $22.39       $17.44       $12.16        $11.84
                                               ======       ======       ======         =====
Total return ..............................     32.96%+      43.42%+       2.70%+      (12.36)%+
Net assets at end of year (000s) ..........   $80,029      $30,943      $25,692       $30,679
Ratio of operating expenses to
 average net assets* ......................      1.42%        1.75%        1.75%         1.75%
Ratio of net investment income (loss)
 to average net assets* ...................     (0.73)%      (1.47)%      (1.41)%       (1.46)%
Portfolio turnover rate ...................     51.67%       92.33%       62.94%        30.98%
Average commission rate @ .................   $0.0233      $0.0237           --            --
------------
 *Reflects voluntary assumption of
 fees or expenses per share in each
 year .....................................     $0.00        $0.05        $0.09         $0.11

                                                                                              March 2, 1990
                                                                                              (Commencement
                                                                                            of Operations) to
                                                  1993            1992           1991         June 30, 1990
                                                 ------           -------        ------      ---------------
Net asset value, beginning of year ........       $8.02           $9.12          $11.23          $11.94
                                                  -----           -------         -----          ------
Net investment income (loss)* .............        (.13)           (.12)            .03             .03
Net realized and unrealized gain
 (loss) on investments   ..................        5.62            (.98)          (2.07)           (.74)
                                                  -----           -------         -----          ------
 Total from investment operations .........        5.49           (1.10)          (2.04)           (.71)
                                                  -----           -------         -----          ------
Distributions from net realized gains .....          --              --            (.06)             --
Dividend from net investment income                  --              --            (.01)             --
                                                  -----           -------         -----          ------
 Total distributions ......................          --              --            (.07)             --
                                                  -----           -------         -----          ------
Net asset value, end of year ..............       $3.51           $8.02           $9.12          $11.23
                                                  =====           =====           =====          ======
Total return ..............................       68.45%+        (12.06)%+       (18.28)%+        (5.95)%++
Net assets at end of year (000s) ..........     $33,513         $19,227         $29,760         $35,321
Ratio of operating expenses to
 average net assets* ......................        1.75%           1.75%           1.75%           1.75%[dbldag]
Ratio of net investment income (loss)
 to average net assets* ...................       (1.44)%         (1.16)%          0.25%           0.81%[dbldag]
Portfolio turnover rate ...................       61.00%          47.09%         108.18%          17.09%
Average commission rate @ .................          --              --              --              --
------------
 *Reflects voluntary assumption of
 fees or expenses per share in each
 year  ....................................       $0.03           $0.05           $0.03           $0.01


** Per-share figures have been calculated using the average shares method.
   [dbldag]Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades for fiscal years beginning on or after July 1, 1995.

                                                                  Class B
                             --------------------------------------------------------------------------------
                                                                                           June 1, 1993
                                               Year ended June 30                          (Commencement
                             ------------------------------------------------------       of Share Class
                                                                                         Designations) to
                                 1997**        1996**        1995**        1994**          June 30, 1993
                                 ------        ------        ------        ------    -----------------------
Net asset value, beginning
 of year ...................     $17.12        $12.03         $11.78       $13.51             $12.99
                                 ------        ------         ------       ------             ------
Net investment income
 (loss)* ...................      (0.30)         (.30)          (.23)        (.23)              (.02)
Net realized and
 unrealized gain (loss)
 on investments ............       5.74          5.39            .48        (1.50)               .54
                                 ------        ------         ------       ------             ------
 Total from investment
  operations ...............       5.44          5.09          0.25         (1.73)              0.52
                                 ------        ------         ------       ------             ------
Distribution from net
 realized gains ............       (.76)           --            --            --                 --
Dividend from net
 investment income .........         --            --            --            --                 --
                                 ------        ------         ------       ------             ------
 Total distributions .......       (.76)           --            --            --                 --
                                 ------        ------         ------       ------             ------
Net asset value, end of
 year .....................      $21.80        $17.12        $12.03        $11.78             $13.51
                                 ======        ======        ======        ======             ======
Total return ...............      31.98%+       42.31%+        2.12%+      (12.81)%+           4.00%++
Net assets at end of year
 (000s) ....................    $78,701       $12,828        $7,030        $6,333             $1,048
Ratio of operating expenses
 to average net assets* ....       2.17%         2.50%         2.33%         2.25%              2.25%[dbldag]
Ratio of net investment
 income (loss) to
 average net assets* .......      (1.47)%       (2.20)%       (1.98)%       (1.93)%            (1.98)%[dbldag]
Portfolio turnover rate ....      51.67%        92.33%        62.94%        30.98%             61.00%
Average commission
 rate @ ................... .   $0.0233       $0.0237            --            --                 --
------------
 *Reflects voluntary
  assumption of fees or
  expenses per share in
  each year ................      $0.00         $0.04         $0.09         $0.14              $0.00



                                                                 Class C***
                             ----------------------------------------------------------------------------------
                                                                                          June 1, 1993
                                               Year ended June 30                         (Commencement
                             ------------------------------------------------------      of Share Class
                                                                                        Designations) to
                                    1997**       1996**        1995**        1994**      June 30, 1993
                                   -------       ------        ------        ------     -----------------
Net asset value, beginning
 of year ...................       $17.10        $12.02        $11.77        $13.51         $12.99
                                   ------        ------        ------        ------         ------
Net investment income
 (loss)* ...................         (.30)         (.30)         (.23)         (.23)          (.02)
Net realized and
 unrealized gain (loss)
 on investments ............         5.72          5.38           .48         (1.51)           .54
                                   ------        ------        ------        ------         ------
 Total from investment
  operations ...............         5.42          5.08          0.25         (1.74)          0.52
                                   ------        ------        ------        ------         ------
Distribution from net
 realized gains ............         (.76)           --           --             --             --
Dividend from net
 investment income .........           --            --           --             --             --
                                   ------        ------        ------        ------         ------
 Total distributions .......         (.76)           --           --             --             --
                                   ------        ------        ------        ------         ------
Net asset value, end of
 year ......................       $21.76        $17.10        $12.02        $11.77         $13.51
                                   ======        ======        ======        ======         ======
Total return ...............        31.90%+       42.26%+        2.12%+      (12.88)%+        4.00%++
Net assets at end of year
 (000s) ....................      $27,528        $5,154        $2,350        $1,931           $588
Ratio of operating expenses
 to average net assets* ....         2.17%         2.50%         2.33%         2.25%          2.25%[dbldag]
Ratio of net investment
 income (loss) to
 average net assets* .......        (1.45)%       (2.20)%       (1.99)%       (1.94)%        (2.00)%[dbldag]
Portfolio turnover rate ....        51.67%        92.33%        62.94%        30.98%         61.00%
Average commission
 rate @ ....................      $0.0233       $0.0237            --            --             --
------------
 *Reflects voluntary
  assumption of fees or
  expenses per share in
  each year ................        $0.00         $0.05         $0.09         $0.13          $0.00

** Per-share figures have been calculated using the average shares method.

*** Prior to November 1, 1997, Class C shares were designated as Class D shares.


[dbldag] Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades for fiscal years beginning on or after July 1, 1995.

                                                                               Class S***
                                        ----------------------------------------------------------------------------
                                                                                                       June 1, 1993
                                                                                                      (Commencement
                                                            Year ended June 30                        of Share Class
                                        ----------------------------------------------------         Designations) to
                                          1997**       1996**        1995**           1994**           June 30, 1993
                                          ------       ------        ------           ------          --------------
Net asset value, beginning of
 year ...............................     $7.64        $12.27        $11.90           $13.52              $12.99
                                          -----        ------        ------           ------              ------
Net investment income (loss)*   .          (.10)         (.17)         (.11)            (.15)               (.00)
Net realized and unrealized gain
 (loss) on investments ..............      5.94          5.54           .48            (1.47)                .53
                                          -----        ------        ------           ------              ------
 Total from investment
  operations ........................      5.84          5.37           .37            (1.62)                .53
                                          -----        ------        ------           ------              ------
Distribution from net realized
 gains  .............................      (.76)           --            --               --                  --
Dividend from net investment
 income .............................        --            --            --               --                  --
                                          -----        ------        ------           ------              ------
 Total distributions ................      (.76)           --            --               --                  --
                                          -----        ------        ------           ------              ------
Net asset value, end of year ........    $22.72        $17.64        $12.27           $11.90              $13.52
                                         ======        ======        ======           ======              ======
Total return  .......................     33.33%+       43.77%+        3.11%+         (11.98)%+             4.08%++
Net assets at end of year (000s)        $10,747        $5,632        $3,288             $960                $146
Ratio of operating expenses to
 average net assets* ................      1.17%         1.50%         1.33%            1.25%               1.25%[dbldag]
Ratio of net investment income
 (loss) to average net assets*   .        (0.48)%       (1.20)%       (1.01)%          (0.95)%
                                                                                                           (1.05)%[dbldag]
Portfolio turnover rate .............     51.67%        92.33%        62.94%           30.98%              61.00%
Average commission rate @ ...........   $0.0233       $0.0237            --               --                  --
------------
 *Reflects voluntary
  assumption of fees or
  expenses per share in each
  year    ...........................     $0.00         $0.05         $0.08            $0.16               $0.00

 **Per-share figures have been calculated using the average shares method.

***Prior to November 1, 1997, Class S shares were designated as Class C shares.


 [dbldag]Annualized.

 +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.


 ++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 @ Average commission rate per share paid for security trades for fiscal years beginning on or after July 1, 1995.

The Fund's Investments

The Fund's investment objective is to provide long-term growth of capital. The Fund's investment objective is a fundamental policy that may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund.

     In seeking to achieve its investment objective, the Fund invests not less than 65% of its total assets under normal market conditions in equity securities of domestic and foreign companies in the energy and natural resources industries. Such investments can provide long-term growth of capital and a measure of protection during inflationary periods. The noted industries include companies engaged in the exploration, development and production of energy, energy sources, metals and other resources; the extraction, refining, processing, distribution, marketing, transportation and transmission of energy and natural resource products; research, experimentation, and development respecting such resources and products; ownership or control of leases, rights or royalty interests in such products; and manufacturing and supplying equipment, components, parts or services related to such products.

     Energy and energy sources include oil, oil shale, methane gas, propane, coal, nuclear, solar, biomass, geothermal and similar conventional or new forms of energy. Other natural resources include ferrous metals such as iron and steel, aluminum and copper; non-ferrous metals; precious metals such as gold, silver and platinum; timberland; and similar resources. The kind of issuers in which the Fund may invest include, for example, gas and oil exploration companies, oil and oil service companies, utilities, steel mills, gold and other mining companies. The Investment Manager deems a particular company to be in an energy or natural resource industry if at the time of investment at least 50% of the company's assets or gross revenues is directly connected with or derived from the relevant industry. Under ordinary conditions, the Fund will invest in the securities markets of at least three countries, including the United States.

     The Fund may also invest up to 35% of its total assets under normal market conditions in the securities of issuers in industries that are not related to the energy or natural resources industries. Such securities include domestic or foreign equity securities, bonds, debentures and notes of varying maturities.

     Equity securities are defined as domestic and foreign common stocks, preferred stocks, warrants (limited to 5% of the Fund's net assets) to acquire common stock, depositary receipts in respect of foreign equity securities and debt securities convertible into or carrying the right to acquire common stock. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments; small capitalization companies include those whose outstanding publicly traded equity securities have a market value of less than $1 billion at the time of the investment. These may include equity securities of companies with above-average prospects for long-term growth, more cyclical or lesser growing companies when the securities thereof are considered by the Investment Manager to be undervalued, and companies which may be attractive because of assets they own or other circumstances. The Fund anticipates that a majority of the total value of the equity securities in which it will invest will be listed on a major domestic or foreign securities exchange or included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system. The Fund does not presently expect over-the-counter securities which are not included on NASDAQ to comprise a substantial portion of the total value of its portfolio.


     The debt securities in which the Fund may invest include investment grade securities as well as lower quality securities; however, the Fund will not invest more than 10% of its total assets in lower quality debt securities. Investment grade securities are securities rated at the time of purchase within the AAA, AA, A or BBB categories by Standard & Poor's Corporation ("S&P") or within the Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's"), or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Bonds rated within the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower quality debt securities include securities rated, at the time of purchase, within the BB category or lower by S&P or within the Ba category or lower by Moody's, or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities.


     Owing principally to the volatility of price levels of securities of issuers in the energy and natural resources industries, the Fund may trade portfolio securities without regard to the length of time held and will engage in short-term trading whenever the Investment Manager determines market conditions warrant. For example, if portfolio holdings of an issuer experienced significant short-term appreciation as a result of changes in its industry or in circumstances unique to the particular issuer, the Investment Manager might deem it appropriate to realize such appreciation on behalf of shareholders. Conversely, the Investment Manager might seek to avoid losses by disposing of securities held for a relatively short time if significant, unanticipated decreases in value occurred or appeared imminent. The Fund might also invest in bonds and other debt securities to preserve capital if conditions warranted. As part of its investment strategy, the Investment Manager may employ a portfolio rotation approach, which involves a reallocation, from time to time, among the best performing areas of the relevant industries.

     As indicated above, the Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant.

     A significant level of short-term trading activities will result in higher brokerage, transaction and administrative costs. In addition, such short-term trading may increase the amount of capital gains realized by the Fund in a given year, and thus the amount of taxable distributions to shareholders.

Risk Factors and Special Considerations

Value of Shares and Assets

The value of the Fund's investments (and accordingly the net asset value of its shares) will be subject to fluctuation in response to a variety of economic, political and other factors, especially recessionary or inflationary economies or expectations in the United States and other countries. Historically, increases in the prices of energy and other natural resources have often corresponded to periods of high inflation. Under some circumstances, the securities of companies in the energy and natural resources industries may increase in response to appreciation in the price of the underlying energy and other natural resources products relevant to such companies. To the extent the value of the Fund's portfolio participates in this appreciation, such investments can provide a measure of inflation protection during inflationary periods. There can be no assurance that any such rise in energy or natural resources price levels will correspond to increases in general price levels, or that the value of the securities held by the Fund will appreciate during inflationary periods. Because the Fund's investments are concentrated in the energy and natural resources industries, the value of its shares is especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. The securities of companies in the energy and natural resources industries are affected by changes in the supply and demand of oil, natural gas and other energy fuels, as well as ferrous, non-ferrous and precious metals. Supply and demand can fluctuate significantly over a short period of time due to changes in, for example, weather, international politics (including particularly developments in the former Soviet Union and in the Middle East), policies of the Organization of Petroleum Exporting Countries ("OPEC"), relationships between OPEC nations, conservation, the regulatory environment, governmental tax policies and the economic growth and stability of countries which consume or produce large amounts of energy and other natural resources.


     Issuers of securities in which the Fund invests, particularly those whose securities are traded over-the-counter, may be limited in product lines, markets and financial resources and may be dependent on entrepreneurial management. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole. Such companies also typically reinvest most of their net income in the enterprise and typically do not pay dividends.

     The Fund may invest from time to time in equity securities of public utilities. Such issuers are subject to regulation by local governmental authorities which may inhibit the potential for capital appreciation of their securities.

     The Fund is a nondiversified fund, which is defined under the Investment Company Act of 1940 as amended (the "1940 Act"), as any fund other than a diversified fund. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. As a nondiversified fund, the Fund will not be subject to this limit. The Fund, therefore, could invest in fewer issuers, which could increase the relative adverse effect on the portfolio that one or a few poor performing investments could potentially have. However, under the federal tax law, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in any single issuer.

     As noted above, the Fund may invest up to 10% of its total assets in debt securities rated within the BB category or lower by S&P or within the Ba category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see the Statement of Additional Information. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.


Foreign Investments

Under normal conditions, the Fund will invest in the underlying securities of issuers organized under the laws of at least three different countries, including the United States. The Fund will invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

In order to protect against the effects of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. See the Statement of Additional Information.

Other Investment Policies


The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when-issued" basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of its net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include credit protection swaps, interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

     The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine. See the Statement of Additional Information. The Fund may enter into repurchase agreements and purchase when-issued securities.

     The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The transactions are generally structured so that the Fund will retain rights to dividends, interest or other distributions. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.


Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental investment restrictions. Under these restrictions the Fund may not invest in a security if the transaction would result in: (i) the Fund owning more than 10% of any class of voting securities of an issuer; or (ii) more than 25% of the Fund's assets being invested in securities of issuers in any one industry other than any energy industry (provided that the foregoing restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The fundamental investment restrictions set forth in this paragraph may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.

     The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in securities that are illiquid, including repurchase agreements extending for more than seven days.

     For further information on these and other investment restrictions, including other nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information. The investment restrictions and limitations set forth apply as of the time of the relevant investment.

     The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes when in the opinion of the Investment Manager market conditions warrant. To the extent the Fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Fund's investment objective. The types of short-term instruments in which the Fund may invest for temporary defensive purposes are described in the Statement of Additional Information and include short-term money market securities such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least within the "A" category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's). For further information, see the Statement of Additional Information.


     The Investment Manager also manages the assets of other clients that, in seeking to achieve their investment objectives, may hold investments that are similar to those held by the Fund and that trade in the same markets as the Fund. It is also possible that a particular investment may be held by more than one client when the Investment Manager determines that holding such investment is in the best interests of each and the investment meets the differing investment objectives of each.

------------------------------------------------------------------------------
   Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 12 to 26 below.
------------------------------------------------------------------------------
   The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
------------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

 ABA #011000028
 State Street Bank and Trust Company
 Boston, MA

 BNF = State Street Research Global Resources Fund and class of shares (A, B, C or S)

 AC  =  99029761

 OBI = Shareholder Name
       Shareholder Account Number
       Control #K (assigned by State Street Research Shareholder Services)


     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares or to reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment


                                                Class of Shares
                                        -------------------------------
                                           A        B        C      S
                                        -------- -------- -------- ----
 Minimum Initial Investment
  By Wire                                $5,000   $5,000   $5,000   (a)
  IRAs                                   $2,000   $2,000   $2,000   (a)
  By Investamatic                        $1,000   $1,000   $1,000   (a)
  All Other                              $2,500   $2,500   $2,500   (a)
 Minimum Subsequent Investment
  By Wire                                $5,000   $5,000   $5,000   (a)
  IRAs                                   $   50   $   50   $   50   (a)
  By Investamatic                        $   50   $   50   $   50   (a)
  All Other                              $   50   $   50   $   50   (a)
(a) Special conditions apply; contact
    the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:



                      CLASS A                    CLASS B                        CLASS C                  CLASS S
                      ------------------------   ----------------------------   ----------------------   --------
 Sales Charges        Initial sales              Contingent deferred            Contingent deferred      None
                      charge at time of          sales charge of 5%             sales charge of 1%
                      investment of up           to 2% applies to any           applies to any shares
                      to 4.5% depending          shares redeemed within         redeemed within one
                      on amount of               first five years following     year following
                      investment                 their purchase; no             their purchase
                                                 contingent deferred
                                                 sales charge after
                                                 five years

                      On investments of $1
                      million or more, no
                      initial sales charge;
                      but contingent deferred
                      sales charge of 1%
                      applies to any shares
                      redeemed within one
                      year following their
                      purchase

 Distribution Fee     None                       0.75% for first                0.75% each year          None
                                                 eight years;
                                                 Class B shares
                                                 convert auto-
                                                 matically to
                                                 Class A shares
                                                 after eight years

 Service Fee          0.25% each year            0.25% each year                0.25% each year          None

 Initial              Above described            4%                             1%                       None
 Commission           initial sales charge
 Received             less 0.25% to 0.50%
 by Selling           retained by
 Dealer               Distributor

                      On investments of $1
                      million or more,
                      0.25% to 1.00% paid
                      to dealer by
                      Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.


     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class C shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class C shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class C shares.

     Class A, Class B and Class C shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class C shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay its affiliate, MetLife Securities, Inc., additional compensation of up to 0.25% of certain sales.


Class A Shares - Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.

                           Sales         Sales
                           Charge       Charge
                          Paid by       Paid by       Dealer
        Dollar            Investor     Investor      Concession
      Amount of           As % of       As % of       As % of
       Purchase           Purchase     Net Asset     Purchase
     Transaction           Price         Value         Price

  Less than $100,000       4.50%         4.71%         4.00%
  $100,000 or above
  but less than
  $250,000                 3.50%         3.63%         3.00%
  $250,000 or above
  but less than
  $500,000                 2.50%         2.56%         2.00%
  $500,000 or above
  but less than
  $1 million               2.00%         2.04%         1.75%
                                                        See
  $1 million and                                     following
  above                       0%            0%       discussion

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                     Commission
--------------------------------- -----------
(a) $1 million to $3 million  ...    1.00%
(b) Next $2 million  ............    0.50%
(c) Amount over $5 million ......    0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent


Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation


Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs


Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares - Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:



                                                Contingent Deferred
                                                   Sales Charge
                                                As A Percentage Of
Redemption During                                Net Asset Value
--------------------------------------------   --------------------
1st Year Since Purchase ....................            5%
2nd Year Since Purchase ....................            4
3rd Year Since Purchase ....................            3
4th Year Since Purchase ....................            3
5th Year Since Purchase ....................            2
6th Year Since Purchase and Thereafter .....           None


     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.


Class C Shares - Spread Sales Charges

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class C shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class C shares without an initial sales charge.

     Class C shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Class S Shares - Special Programs; No Sales Charge

The purchase price of a Class S share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     In general, Class S shares are available for new investments by certain large institutions, other advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor.

     Class S shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.


Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:


 Class       Service Fee       Distribution Fee
-------   -----------------   -----------------
    A            0.25%               None
    B            0.25%               0.75%
    C            0.25%               0.75%
    S            None                None

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail


A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.


Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services
The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State

Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.


     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

     2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

          (c)  All income dividends and capital gains distributions in cash.

          (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege


Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. Consult Shareholder Services before requesting an exchange or for further information.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class C shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan


A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.


     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.


     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.


Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic

Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Share-holder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:


 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares


The Fund was organized in 1990 as an additional series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is June 30.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. Any redesignations would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.


     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


     The Fund is managed by Daniel J. Rice III. Mr. Rice has managed the Fund since its inception in March 1990. Mr. Rice's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and it intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     The Fund declares dividends from net investment income semiannually and pays such dividends, if any, twice each year; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations). Both dividends from net investment income and distributions of capital gain net income will be declared and paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions designated as capital gains distributions, other than net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction.

     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Natural Resource Funds Index compiled by Lipper Analytical Services, Inc., Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return is calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner, and with or without annualizing the total return or taking sales charges into account.


     The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased.

Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In evaluating the Fund's performance, consideration should be given to changes in the Fund's investment strategy in July 1995. The investment strategy of the Fund was changed to include more investments in the natural resources industries. Prior to the change, the Fund invested at least 65% of its total assets in the equity securities of companies in the energy industries. Under its current investment strategy, the Fund invests at least 65% of its total assets in the equity securities of companies in the energy and natural resources industries.

     In addition, the net asset values of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[back cover]


STATE STREET RESEARCH
GLOBAL RESOURCES FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110



[front cover]

[State Street Research Logo] State Street Research

                             State Street Research
                             Global Resources Fund

                                November 1, 1997

                              P R O S P E C T U S

                  State Street Research Equity Investment Fund


                                   a series of


                       State Street Research Equity Trust


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1997


                               TABLE OF CONTENTS
                                                                            Page



         ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.....................2

         ADDITIONAL INFORMATION  CONCERNING
           CERTAIN INVESTMENT TECHNIQUES.....................................5

         DEBT INSTRUMENTS  AND
           PERMITTED CASH INVESTMENTS.......................................13

         RATING CATEGORIES OF DEBT SECURITIES...............................16

         TRUSTEES AND OFFICERS............................................. 18

         INVESTMENT ADVISORY SERVICES...................................... 23

         PURCHASE AND REDEMPTION OF SHARES..................................24

         NET ASSET VALUE................................................... 26

         PORTFOLIO TRANSACTIONS............................................ 27

         CERTAIN TAX MATTERS................................................31

         DISTRIBUTION OF SHARES OF THE  FUND................................33

         CALCULATION OF PERFORMANCE DATA................................... 37

         CUSTODIAN......................................................... 39

         INDEPENDENT ACCOUNTANTS........................................... 40

         FINANCIAL STATEMENTS.............................................. 40

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Equity Investment Fund (the "Fund") dated November 1, 1997, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285B-96102996(1198)SSR-LD                      ET-879D-1197

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


     As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

     All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

         (2) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3) not to invest in a security if the transaction would result in the Fund owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;


         (4)      not to issue senior securities;


         (5) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];


         (6) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (7) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;


         (8) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);


         (9) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);


         (10) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (11) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (12) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);


         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (3) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (5) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

         (6) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (7) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES


         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objectives of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.


Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.


         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities


          The Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.


         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.


         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.


Options on Securities Indices


          The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.


Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy


         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund --thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.


         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity


         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge their securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.



Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements


         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of its total assets.


When-Issued Securities


          The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

 Restricted Securities

          It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.


Swap Arrangements


          The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may enter, as noted above, into such arrangements for income purposes to the extent permitted by the

Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables, etc. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries              Consumer Staple           Science & Technology
----------------              ---------------           --------------------
Chemical                      Business Service          Aerospace
Diversified                   Container                 Computer Software
Electrical Equipment          Drug                       & Service
Forest Products               Food & Beverage           Electronic Components
Machinery                     Hospital Supply           Electronic Equipment
Metal & Mining                Personal Care             Office Equipment
Railroad                      Printing & Publishing
Truckers                      Tobacco

Utility                       Energy                    Consumer Cyclical
----------------              ---------------           --------------------
Electric                      Oil Refining              Airline
Gas                            & Marketing              Automotive
Gas Transmission              Oil Production            Building
Telephone                     Oil Service               Hotel & Restaurant
                                                        Photography
Other                         Finance                   Recreation
---------------               ---------------           Retail Trade
Trust Certificates-           Bank                      Textile & Apparel
 Government Related Lending   Financial Service
Asset-backed--Mortgages       Insurance
Asset-backed--Credit
 Card Receivables


                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS


          Debt securities and short-term investments acquired by the Fund may include the following:


         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.


         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation (S&P) or within the "Prime" major rating category by Moody's, Investor's Service Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


                      RATING CATEGORIES OF DEBT SECURITIES


         Set forth below is a description of S&P corporate bond and debenture rating categories for securities which are deemed to investment grade:

         AAA: An obligation rated with the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from AAA issues only in small degree. Capacity to meet the financial commitment on the obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risks, such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         1,2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

---------------------
* or +, see footnotes on page 20.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.


-------------------------
* or +, see footnotes on page 20.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.

-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Fund as of September 30, 1997 was as follows:

Class                        Holder                 % of Class
-----              -------------------------        ----------
C                  Metropolitan Life                   52.3
                   Merrill Lynch                       19.1

S                  The Chase Manhattan Bank            83.9
                   (National Association)
                   Banco de Ponce                       5.8


The full name and address of the above institutions are:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York 10010


The Chase Manhattan Bank (National Association)(b)(c)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza, 165 Broadway
New York, New York 10080

State Street Bank and Trust Company (c)
225 Franklin Street
Boston, MA 02111

Banco de Ponce (b)(c)
P.O. Box G3100
San Juan, PR 00936

---------------------------------

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Chase Manhattan Bank (National Association) and Banco de Ponce hold such shares as trustee under certain employee benefit plans serviced by Metropolitan.

(c) The Fund believes that such entity does not have beneficial ownership of such shares.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.


         As of September 30, 1997, the Trustees and principal officers of the Trust as a group owned none of the Fund's outstanding Class A, Class B, Class C or Class S shares.


         The Trustees were compensated as follows:


                                                                 Total
                                                             Compensation
                                        Aggregate           From Trust and
                                      Compensation           Complex Paid
         Name of Trustee              From Trust(a)         to Trustees(b)
--------------------------------------------------------------------------
Steve A. Garban                         $ 4,443                $ 34,750
Malcolm T. Hopkins                      $ 5,043                $ 34,750
Edward M. Lamont                        $11,325                $ 59,375
Robert A. Lawrence                      $11,725                $ 92,125
Dean O. Morton                          $12,525                $ 96,125
Thomas L. Phillips                      $11,725                $ 59,375
Toby Rosenblatt                         $11,325                $ 59,375
Michael S. Scott Morton                 $13,725                $100,325
Ralph F.Verni                           $     0                $      0
Jeptha H. Wade                          $12,925                $ 63,375

(a) For the Fund's fiscal year ended June 30, 1997. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc. for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund. The Distributor and its affiliates may from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund's investment advisory fees prior to the assumption of fees or expenses were $486,807, $676,177 and $869,656, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $362,010, $220,240 and $202,837, respectively.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such persons must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.


         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class B Shares - In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares.

         Class S Shares - Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter"
                                       26
and for which quotations are available on the National Association of Securities Dealers' NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


          The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rate for the fiscal years ended June 30, 1996 and 1997 was 44.44% and 88.07%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1997 was significantly higher than that for the previous fiscal year because of increased market volatility and the Investment Manager's efforts to take advantage of the resulting opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gain.


Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager
                                       27
may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

          The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during fiscal years ended June 30, 1995, 1996 and 1997 amounted to $90,811, $107,458 and $259,735, respectively.

         The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended June 30, 1997 was significantly higher than during the previous years because of increased market volatility and the Investment Manager's efforts to take advantage of the resulting opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gains.

         During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- in General


         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although they cannot give complete assurance that they will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For each taxable year of the Fund beginning after August 5, 1997, the Fund will have to comply with each of the requirements listed above except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

         Beginning July 1, 1998 (the start of the Fund's first taxable year that begins after August 5, 1997), when the Fund no longer will have to comply with the 30% test in order to qualify under Subchapter M, the Fund will have greater flexibility in buying and selling securities and in the use of futures and options in managing risk. The 30% test has the effect of limiting the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) The 30% test may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under
                                                         31

Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed to be distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments



         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until July 1, 1998), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders


         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.



                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Equity Trust is currently comprised of the following series: State Street Research Equity Investment Fund, State Street Research Equity Income Fund, and State Street Research Global Resources Fund. The Trustees have authorized shares of the Fund to be issued in four classes:
Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, Class S shares were designated as Class C shares and Class C shares were designated as Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1995, 1996 and 1997, total sales charges on Class A shares paid to the Distributor amounted to approximately $76,485, $142,027 and $172,953, respectively.

         For the same periods, the Distributor retained $9,124, $17,387 and $21,636, respectively, after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Funds and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                Fiscal Year Ended             Fiscal Year Ended                 Fiscal Year Ended
                  June 30, 1997                 June 30, 1996                     June 30, 1995
          ----------------------------    ------------------------              -----------------
           Contingent                      Contingent   Commissions                 Contingent
            Deferred      Commissions       Deferred      Paid to     Deferred      Commissions
          Sales Charges Paid to Dealers   Sales Charges   Dealers   Sales Charges Paid to Dealers
          ------------- ---------------   -------------  ---------- ------------- ---------------
 Class A    $     0       $151,317           $     0      $124,640     $     0         $67,361
 Class B    $39,421       $297,680           $40,509      $220,242     $18,766         $57,654
 Class C    $     0       $  2,577           $    39      $    876     $   260         $     0

          The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                              Class A               Class B         Class C
                              --------             --------         -------
Advertising                   $      0             $  5,318         $1,173

Printing and mailing
 of prospectuses to
 other than current
 shareholders                        0                2,151             475

Compensation to dealers        111,950              143,546           3,775

Compensation to sales
 personnel                           0               17,485           3,988

Interest                             0                    0               0

Carrying or other
 financing charges                   0                    0               0

Other expenses:
  marketing; general                                  8,912           1,972
                              --------             --------         -------

 Total fees                   $111,950             $177,412         $11,383
                              ========             ========         =======

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.


         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA


         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.


         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:


                           Rule 12b-1                                 Sales Charges
                           ----------                                 -------------
 Class  Amount             Period
 -----  ------             ------
   A     0.25%  0.50% until March 10, 1995;                    Maximum 4.5% sales charge reflected
                0.25 thereafter

   B            1.00% 0.50% until June 1, 1993; 1.00%          1- and 5-year periods reflect a 5%
                June 1, 1993 to present; fee will reduce       and a 2% contingent deferred sales
                performance for periods after June 1, 1993     charge, respectively

   C     1.00%  0.50% until June 1, 1993; 1.00%                1-year period reflects a 1%
                June 1, 1993 to present; fee will reduce       contingent deferred sales charge
                performance for periods after June 1,
                1993

   S     None   0.50% until June 1, 1993;                      None
                0% thereafter

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


          Standard total return of each class of shares of the Fund was as follows:

             Commencement of
               Operations          Ten Years        Five Years       One Year
            (August 25, 1986)        Ended             Ended           Ended
Fund        to June 30,  1997   June 30,  1997    June 30,  1997   June 30, 1997
----        -----------------   --------------    --------------   -------------
                  with                with              with            with
                 subsidy            subsidy           subsidy         subsidy
                 -------            -------           -------         -------
 Class A         13.29%             12.14%             17.64%          25.02%
 Class B         13.48%             12.36%             17.88%          24.91%
 Class C         13.48%             12.35%             18.07%          28.93%
 Class S         13.91%             12.81%             19.05%          31.19%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                       n
                                 P(1+T)  = ERV

Where:            P     =  a hypothetical initial payment of $1,000

                  T     =  average annual total return

                  n     =  number of years

                  ERV   =  ending redeemable value at the end of the designated
                           period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses


         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return


          The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended June 30, 1997, without taking sales charges into account, were as follows:

                                with subsidy
                                ------------
 Class A                           18.75%
 Class B                           18.27%
 Class C                           18.28%
 Class S                           18.91%



                                    CUSTODIAN


         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.



                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Shareholder Services.

         The following financial statements for the Fund's fiscal year ended June 30, 1997 reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertain to Class S and Class C, respectively.



DOCSC\557314.3

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------



June 30, 1997


                                                       Value
                                           Shares     (Note 1)
                                           -------- -------------
COMMON STOCKS 93.5%
Basic Industries 16.4%
Chemical 6.5%
Dow Chemical Co.  ........................    9,200   $   801,550
E.I. Du Pont De Nemours & Co.    .........   83,800     5,268,925
Monsanto Co.   ...........................   28,600     1,231,587
Rohm & Haas Co.   ........................   38,400     3,458,400
                                                     ------------
                                                       10,760,462
                                                     ------------
Electrical Equipment 2.7%
General Electric Co.    ..................   69,000     4,510,875
                                                     ------------
Forest Product 2.1%
James River Corp.    .....................   46,700     1,727,900
Weyerhaeuser Co.  ........................   33,900     1,762,800
                                                     ------------
                                                        3,490,700
                                                     ------------
Machinery 1.5%
Tyco International, Inc.   ...............   37,300     2,594,681
                                                     ------------
Metal & Mining 2.8%
Aluminum Co. of America    ...............   20,900     1,575,338
Carpenter Technology Corp.*   ............   20,000       915,000
Reynolds Metals Co.  .....................   29,500     2,101,875
                                                     ------------
                                                        4,592,213
                                                     ------------
Railroad 0.8%
Canadian National Railway Co.    .........   30,900     1,351,875
                                                     ------------
Total Basic Industries    ........................      27,300,806
                                                      ------------
Consumer Cyclical 11.5%
Automotive 0.9%
General Motors Corp.    ..................   28,300     1,575,956
                                                     ------------
Hotel & Restaurant 1.0%
HFS Inc.*   ..............................    7,600       440,800
Mirage Resorts Inc.*    ..................   48,200     1,217,050
                                                     ------------
                                                        1,657,850
                                                     ------------
Recreation 3.2%
Time Warner Inc.  ........................   50,300     2,426,975
US West Inc.*  ...........................   65,900     1,334,475
Walt Disney Co.   ........................   19,643     1,576,351
                                                     ------------
                                                        5,337,801
                                                     ------------
Retail Trade 6.4%
Circuit City Stores Inc.   ...............   34,500     1,226,906
CVS Corp.   ..............................   42,100     2,157,625
Kroger Co.*    ...........................   80,600     2,337,400
Rite Aid Corp.    ........................   44,400     2,214,450


                                                       Value
                                           Shares     (Note 1)
                                           -------- -------------
Retail Trade (cont'd)
Toys "R" Us Inc.*    .....................   76,500   $ 2,677,500
                                                     ------------
                                                       10,613,881
                                                     ------------
Total Consumer Cyclical    ...............             19,185,488
                                                     ------------
Consumer Staple 21.2%
Business Service 1.6%
HBO & Co.   ..............................   10,100       695,638
Interpublic Group of Companies, Inc.   ...   27,700     1,698,356
USA Waste Services Inc.*   ...............    9,000       347,625
                                                     ------------
                                                        2,741,619
                                                     ------------
Drug 5.3%
Bristol-Myers Squibb Co.   ...............   32,300     2,616,300
Eli Lilly & Co.   ........................   24,672     2,696,958
Novartis AG ADR*  ........................   25,266     2,026,807
Pfizer Inc.    ...........................   11,700     1,398,150
                                                     ------------
                                                        8,738,215
                                                     ------------
Food & Beverage 3.9%
Coca-Cola Co.  ...........................   59,000     3,982,500
H.J. Heinz Co.    ........................   54,800     2,527,650
                                                     ------------
                                                        6,510,150
                                                     ------------
Hospital Supply 6.3%
Aetna Inc.  ..............................   11,800     1,208,025
Baxter International Inc.  ...............   58,500     3,056,625
Boston Scientific Corp.*   ...............   35,400     2,174,887
Columbia / HCA Healthcare Corp.  .........   64,850     2,549,416
Guidant Corp.  ...........................    8,900       756,500
Pacificare Health Systems, Inc. Cl. B*       10,500       670,687
                                                     ------------
                                                       10,416,140
                                                     ------------
Personal Care 2.3%
Avon Products Inc.   .....................   27,200     1,919,300
Gillette Co.   ...........................   20,800     1,970,800
                                                     ------------
                                                        3,890,100
                                                     ------------
Tobacco 1.8%
Philip Morris Companies, Inc.    .........   67,200     2,982,000
                                                     ------------
Total Consumer Staple   ..................             35,278,224
                                                     ------------
Energy 11.8%
Oil 8.6%
ENI SPA ADR    ...........................   16,900       954,850
Exxon Corp.    ...........................   26,100     1,605,150
Oryx Energy Co.   ........................   57,700     1,218,913
Royal Dutch Petroleum Co.  ...............   83,200     4,524,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                     Value
                                         Shares     (Note 1)
                                         -------- -------------
Oil (cont'd)
Seagull Energy Corp.*    ...............   43,700   $    764,750
Total SA Cl. B ADR    ..................   55,100      2,789,437
Unocal Corp.    ........................   61,900      2,402,494
                                                   -------------
                                                      14,259,594
                                                   -------------
Oil Service 3.2%
Ensco International Inc.*   ............   25,000      1,318,750
Schlumberger Ltd.  .....................   32,500      4,062,500
                                                   -------------
                                                       5,381,250
                                                   -------------
Total Energy   .................................       19,640,844
                                                    -------------
Finance 16.6%
Bank 9.8%
BankAmerica Corp.  .....................   85,400      5,513,637
Citicorp  ..............................   35,500      4,279,969
H.F. Ahmanson & Co.   ..................   51,300      2,205,900
NationsBank Corp.  .....................   47,400      3,057,300
Washington Mutual Inc.*  ...............   20,300      1,212,925
                                                   -------------
                                                      16,269,731
                                                   -------------
Insurance 6.8%
Ace Ltd.  ..............................   43,600      3,220,950
General Re Corp.   .....................   10,000      1,820,000
Mid Ocean Ltd.  ........................   42,900      2,249,569
Saint Paul Companies, Inc.  ............   20,400      1,555,500
Travelers Group Inc.  ..................   40,400      2,547,725
                                                   -------------
                                                      11,393,744
                                                   -------------
Total Finance  .................................       27,663,475
                                                    -------------
Science & Technology 14.0%
Aerospace 2.7%
Boeing Co.   ...........................   37,200      1,973,925
Raytheon Co.    ........................   15,500        790,500
United Technologies Corp.   ............   19,500      1,618,500
                                                   -------------
                                                       4,382,925
                                                   -------------
Computer Software & Service 1.2%
Cisco Systems Inc.*   ..................   21,000      1,409,625
Microsoft Corp.*   .....................    4,100        518,138
                                                   -------------
                                                       1,927,763
                                                   -------------
Electronic Components 2.2%
Intel Corp.  ...........................   13,400      1,900,288
LSI Logic Corp.*   .....................   21,100        675,200
Texas Instruments Inc.   ...............   13,300      1,118,031
                                                   -------------
                                                       3,693,519
                                                   -------------


                                                     Value
                                         Shares     (Note 1)
                                         -------- -------------
Electronic Equipment 4.3%
L.M. Ericsson Telephone Co. ADR Cl. B*     22,440   $    883,575
Lucent Technologies Inc.    ............   11,600        835,925
Motorola Inc.   ........................   38,800      2,948,800
Perkin-Elmer Corp.    ..................   10,400        827,450
Teradyne Inc.*  ........................   43,200      1,695,600
                                                   -------------
                                                       7,191,350
                                                   -------------
Office Equipment 3.6%
Compaq Computer Corp.*   ...............   22,800      2,262,900
Diebold Inc.    ........................   14,000        546,000
Hewlett-Packard Co.   ..................   31,900      1,786,400
International Business Machines Corp.      15,800      1,424,962
                                                   -------------
                                                       6,020,262
                                                   -------------
Total Science & Technology  ............              23,215,819
                                                   -------------
Utility 2.0%
Electric 0.9%
FPL Group Inc.  ........................   31,200      1,437,150
                                                   -------------
Natural Gas 0.6%
Calpine Corp.*  ........................   50,000        950,000
                                                   -------------
Telephone 0.5%
WorldCom Inc.*  ........................   26,200        838,400
                                                   -------------
Total Utility   ........................               3,225,550
                                                   -------------
Total Common Stocks (Cost $113,233,754)              155,510,206
                                                   -------------

                                   Principal    Maturity
                                    Amount        Date
                                  ------------ -----------
SHORT-TERM OBLIGATIONS 6.5%
American Express Credit
  Corp., 5.25%    ...............   $6,277,000 7/01/1997        6,277,000
American Express Credit
  Corp., 5.70%    ...............      676,000 7/03/1997          676,000
Beneficial Corp., 5.53%    ......    1,174,000 7/03/1997        1,174,000
Ford Motor Credit Co., 5.51%     .   1,439,000 7/03/1997        1,439,000
Household Finance Corp.,
  5.46%  ........................    1,322,000 7/01/1997        1,322,000
                                                            -------------
Total Short-Term Obligations (Cost $10,888,000) .........      10,888,000
                                                            -------------
Total Investments (Cost $124,121,754)--100.0%   .........     166,398,206
Cash and Other Assets, Less Liabilities-0.0%    .........         (39,468)
                                                            -------------
Net Assets--100.0%   ....................................   $ 166,358,738
                                                            =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

Federal Income Tax Information:
At June 30, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $124,121,754 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost   ................................................... $  43,181,813
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value    ................................................      (905,361)
                                                                 -------------
                                                                 $  42,276,452
                                                                 =============

-------------------------------------

* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
-------------------------------------------------------------------------------

Assets
Investments, at value (Cost $124,121,754) (Note 1)  ...   $166,398,206
Cash   ................................................            446
Receivable for securities sold    .....................        735,019
Receivable for fund shares sold   .....................        407,929
Dividends and interest receivable    ..................        185,783
Receivable from Distributor (Note 3)    ...............         22,645
Other assets    .......................................         12,738
                                                          -------------
                                                           167,762,766
Liabilities
Payable for securities purchased  .....................        954,850
Accrued transfer agent and shareholder services
  (Note 2)   ..........................................        115,033
Payable for fund shares redeemed  .....................        108,376
Accrued management fee (Note 2)   .....................         87,487
Accrued distribution and service fees (Note 5)   ......         32,987
Accrued trustees' fees (Note 2)   .....................          9,261
Dividends payable  ....................................          2,780
Other accrued expenses   ..............................         93,254
                                                          -------------
                                                             1,404,028
                                                          -------------
Net Assets                                                $166,358,738
                                                          =============
Net Assets consist of:
 Undistributed net investment income    ...............   $    117,502
 Unrealized appreciation of investments    ............     42,276,452
 Accumulated net realized gain    .....................     13,828,882
 Shares of beneficial interest    .....................    110,135,902
                                                          -------------
                                                          $166,358,738
                                                          =============
Net Asset Value and redemption price per share of
  Class A shares ($55,239,393 [divided by] 2,806,823
shares of
  beneficial interest)   ..............................         $19.68
                                                          =============
Maximum Offering Price per share of Class A shares
  ($19.68 [divided by] .955)   ........................         $20.61
                                                          =============
Net Asset Value and offering price per share of
  Class B shares ($25,477,975 [divided by] 1,312,020
shares of
  beneficial interest)*  ..............................         $19.42
                                                          =============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($83,999,087 [divided by]
  4,273,035 shares of beneficial interest)    .........         $19.66
                                                          =============
Net Asset Value and offering price per share of
  Class D shares ($1,642,283 [divided by] 84,607 shares
of beneficial interest)*  ..............................        $19.41
                                                          =============

-------------------------------------

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended June 30, 1997

Investment Income
Dividends, net of foreign taxes of $43,777 ...............    $  2,076,959
Interest  ................................................         304,735
                                                              ------------
                                                                 2,381,694
Expenses
Management fee (Note 2)  .................................         869,656
Transfer agent and shareholder services (Note 2)    ......         358,781
Custodian fee   ..........................................         110,553
Reports to shareholders  .................................         105,596
Registration fees  .......................................          34,382
Audit fee    .............................................          27,896
Trustees' fees (Note 2)  .................................          15,109
Service fee--Class A (Note 5)  ...........................         111,950
Distribution and service fees--Class B (Note 5)  .........         177,412
Distribution and service fees--Class D (Note 5)  .........          11,383
Legal fees   .............................................           7,873
Miscellaneous   ..........................................          10,924
                                                              ------------
                                                                 1,841,515
Expenses borne by the Distributor (Note 3)    ............        (202,837)
                                                              ------------
                                                                 1,638,678
                                                              ------------
Net investment income    .................................         743,016
                                                              ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......      20,424,213
Net unrealized appreciation of investments    ............      15,781,474
                                                              ------------
Net gain on investments  .................................      36,205,687
                                                              ------------
Net increase in net assets resulting from operations .....    $ 36,948,703
                                                              ============

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                            Year ended June 30
                                     ---------------------------------
                                         1997              1996
                                     ---------------   ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income    .........   $    743,016       $    907,504
Net realized gain on investments       20,424,213         10,187,786
Net unrealized appreciation of
  investments   ..................     15,781,474         11,825,753
                                     -------------      ------------
Net increase resulting from
  operations    ..................     36,948,703         22,921,043
                                     -------------      ------------
Dividends from net investment
  income:
 Class A  ........................       (233,439)          (248,210)
 Class C  ........................       (560,477)          (571,956)
                                     -------------      ------------
                                         (793,916)          (820,166)
                                     -------------      ------------
Distributions from net realized
  gains:
 Class A  ........................     (4,782,504)        (1,371,017)
 Class B  ........................     (1,764,902)          (315,045)
 Class C  ........................     (7,753,956)        (2,286,228)
 Class D  ........................       (116,740)           (31,975)
                                     -------------      ------------
                                      (14,418,102)        (4,004,265)
                                     -------------      ------------
Net increase from fund share
  transactions (Note 6)  .........     21,085,516         17,130,921
                                     -------------      ------------
Total increase in net assets   ...     42,822,201         35,227,533
Net Assets
Beginning of year  ...............    123,536,537         88,309,004
                                     -------------      ------------
End of year (including
  undistributed net investment
  income of $117,502 and
  $671,546, respectively)   ......   $166,358,738       $123,536,537
                                     =============      ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997

Note 1
State Street Research Equity Investment Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Investment Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.
C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $869,656.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $198,902.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,109 during the year ended June 30, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $202,837.

Note 4
For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $114,974,321 and $115,375,182, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $111,950, $177,412 and $11,383 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $21,636 and $126,763, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $254,948 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $39,421 on redemptions of Class B shares during the same period.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, the Distributor owned 3,603 Class A shares of the Fund.

Share transactions were as follows:


                                                                            Year ended June 30
                                                  -----------------------------------------------------------------------
                                                                 1997                                 1996
                                                  ----------------------------------   ----------------------------------
Class A                                              Shares            Amount             Shares            Amount
-----------------------------------------------   ---------------   ----------------   ---------------   ----------------
Shares sold   .................................        588,308       $  10,233,943          405,624       $   6,395,709
Issued upon reinvestment of:
 Distributions from net realized gains   ......        289,030           4,652,507           89,924           1,331,731
 Dividends from net investment income    ......         13,002             224,603           14,813             236,859
Shares repurchased  ...........................       (389,733)         (6,723,255)        (387,435)         (6,071,101)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        500,607       $   8,387,798          122,926       $   1,893,198
                                                   ===========       =============      ===========       =============
Class B                                               Shares             Amount            Shares             Amount
----------------------------------------------    -----------        -------------     -----------        -------------
Shares sold   .................................        598,345       $  10,270,072          440,639       $   6,927,207
Issued upon reinvestment of
 distributions from net realized gains   ......        108,323           1,728,240           20,913             307,750
Shares repurchased  ...........................       (172,399)         (2,918,908)        (102,902)         (1,616,965)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        534,269       $   9,079,404          358,650       $   5,617,992
                                                   ===========       =============      ===========       =============
Class C                                               Shares             Amount            Shares             Amount
----------------------------------------------    -----------        -------------     -----------        -------------
Shares sold   .................................      1,943,280       $  33,489,577        1,692,679       $  26,954,407
Issued upon reinvestment of:
 Distributions from net realized gains   ......        481,543           7,753,590          154,432           2,286,228
 Dividends from net investment income    ......         32,449             560,098           36,260             571,723
Shares repurchased  ...........................     (2,305,882)        (38,692,177)      (1,302,028)        (20,281,019)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................        151,390       $   3,111,088          581,343       $   9,531,339
                                                   ===========       =============      ===========       =============
Class D                                               Shares             Amount            Shares             Amount
----------------------------------------------    -----------        -------------     -----------        -------------
Shares sold   .................................        123,109       $   2,168,941            5,582       $      87,865
Issued upon reinvestment of
 distributions from net realized gains   ......          7,066             112,590            2,081              30,561
Shares repurchased  ...........................       (100,734)         (1,774,305)          (1,906)            (30,034)
                                                   -----------       -------------      -----------       -------------
Net increase  .................................         29,441       $     507,226            5,757       $      88,392
                                                   ===========       =============      ===========       =============

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                                        Class A
                                                          -------------------------------------------------------------------
                                                                                  Year ended June 30
                                                          -------------------------------------------------------------------
                                                           1997**        1996**        1995**         1994          1993
                                                          -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year                         $ 17.04       $ 14.28      $ 12.44        $ 14.52       $ 13.16
                                                           ---------     ---------    ---------      ---------     ---------
Net investment income*                                        0.09          0.12         0.08           0.01          0.04
Net realized and unrealized gain on investments               4.63          3.38         2.14           0.18          2.48
                                                           ---------     ---------    ---------      ---------     ---------
  Total from investment operations                            4.72          3.50         2.22           0.19          2.52
                                                           ---------     ---------    ---------      ---------     ---------
Dividends from net investment income                         (0.09)        (0.11)       (0.05)            --         (0.04)
Distributions from net realized gains                        (1.99)        (0.63)       (0.33)         (2.27)        (1.12)
                                                           ---------     ---------    ---------      ---------     ---------
  Total distributions                                        (2.08)        (0.74)       (0.38)         (2.27)        (1.16)
                                                           ---------     ---------    ---------      ---------     ---------
Net asset value, end of year                               $ 19.68       $ 17.04      $ 14.28        $ 12.44       $ 14.52
                                                           =========     =========    =========      =========     =========
Total return                                                 30.91%+       25.33%+      18.34%+         0.93%+       20.37%+
Net assets at end of year (000s)                           $55,239       $39,300      $31,174        $29,821       $26,933
Ratio of operating expenses to average net assets*            1.25%         1.25%        1.42%          1.50%         1.50%
Ratio of net investment income to average net assets*         0.54%         0.79%        0.64%          0.08%         0.23%
Portfolio turnover rate                                      88.07%        44.44%       47.93%         62.93%        92.35%
Average commission rate @                                  $0.0583       $0.0331           --             --            --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                  $  0.03       $  0.03      $  0.06        $  0.04       $  0.02


                                                                             Class B
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
                                                               ----------- ----------- -----------
Net asset value, beginning of year                             $ 16.88      $ 14.16      $12.36
                                                               ---------    ---------    --------
Net investment income (loss)*                                    (0.03)        0.01        0.01
Net realized and unrealized gain (loss) on investments            4.56         3.34        2.12
                                                               ---------    ---------    --------
  Total from investment operations                                4.53         3.35        2.13
                                                               ---------    ---------    --------
Dividend from net investment income                                 --           --          --
Distributions from net realized gains                            (1.99)       (0.63)      (0.33)
                                                               ---------    ---------    --------
  Total distributions                                            (1.99)       (0.63)      (0.33)
                                                               ---------    ---------    --------
Net asset value, end of year                                   $ 19.42      $ 16.88      $14.16
                                                               =========    =========    ========
Total return                                                     29.91%+      24.39%+     17.70%+
Net assets at end of year (000s)                               $25,478      $13,129      $5,933
Ratio of operating expenses to average net assets*                2.00%        2.00%       2.00%
Ratio of net investment income (loss) to average net assets*     (0.20)%       0.05%       0.08%
Portfolio turnover rate                                          88.07%       44.44%      47.93%
Average commission rate @                                      $0.0583      $0.0331          --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                      $  0.03      $  0.03      $ 0.06


                                                                  1994        1993***
                                                                 --------     -------
Net asset value, beginning of year                               $14.51       $14.78
                                                                 --------     -------
Net investment income (loss)*                                     (0.02)        0.00
Net realized and unrealized gain (loss) on investments             0.14        (0.26)
                                                                 --------     -------
  Total from investment operations                                 0.12        (0.26)
                                                                 --------     -------
Dividend from net investment income                                  --        (0.01)
Distributions from net realized gains                             (2.27)          --
                                                                 --------     -------
  Total distributions                                             (2.27)       (0.01)
                                                                 --------     -------
Net asset value, end of year                                     $12.36       $14.51
                                                                 ========     =======
Total return                                                       0.37%+      (1.77)%++
Net assets at end of year (000s)                                 $4,029       $  663
Ratio of operating expenses to average net assets*                 2.00%        2.00%[dbldag]
Ratio of net investment income (loss) to average net assets*      (0.39)%       0.03%[dbldag]
Portfolio turnover rate                                           62.93%       92.35%
Average commission rate @                                            --           --
*Reflects voluntary assumption of fees or
expenses per share in each year (Note 3).                        $ 0.04       $ 0.00

--------------------------------------------------------------------------------

**  Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993. [dbldag] Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------


                                                                             Class C
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
                                                               ----------- ----------- -----------
Net asset value, beginning of year                              $ 17.03     $ 14.27     $ 12.48
                                                                ---------   ---------   ---------
Net investment income (loss)*                                      0.13        0.17        0.14
Net realized and unrealized gain (loss) on investments             4.62        3.37        2.15
                                                                ---------   ---------   ---------
  Total from investment operations                                 4.75        3.54        2.29
                                                                ---------   ---------   ---------
Dividends from net investment income                              (0.13)      (0.15)      (0.17)
Distributions from net realized gains                             (1.99)      (0.63)      (0.33)
                                                                ---------   ---------   ---------
  Total distributions                                             (2.12)      (0.78)      (0.50)
                                                                ---------   ---------   ---------
Net asset value, end of year                                    $ 19.66     $ 17.03     $ 14.27
                                                                =========   =========   =========
Total return                                                      31.19%+     25.66%+     18.83%+
Net assets at end of year (000s)                                $83,999     $70,177     $50,503
Ratio of operating expenses to average net assets*                 1.00%       1.00%       1.00%
Ratio of net investment income (loss) to average net assets*       0.77%       1.06%       1.09%
Portfolio turnover rate                                           88.07%      44.44%      47.93%
Average commission rate @                                       $0.0583     $0.0331          --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                          $  0.03     $  0.03     $  0.06



                                                                  1994           1993***
                                                               ----------- ----------------
Net asset value, beginning of year                              $ 14.51         $14.78
                                                                --------       --------
Net investment income (loss)*                                      0.07         (0.00)
Net realized and unrealized gain (loss) on investments             0.17         (0.25)
                                                                --------       --------
  Total from investment operations                                 0.24         (0.25)
                                                                --------       --------
Dividends from net investment income                                 --         (0.02)
Distributions from net realized gains                             (2.27)           --
                                                                --------       --------
  Total distributions                                             (2.27)        (0.02)
                                                                --------       --------
Net asset value, end of year                                    $ 12.48        $14.51
                                                                ========       ========
Total return                                                       1.41%+       (1.69)%++
Net assets at end of year (000s)                                $32,991       $18,796
Ratio of operating expenses to average net assets*                 1.00%         1.00%[dbldag]
Ratio of net investment income (loss) to average net assets*       0.59%        (0.39)%[dbldag]
Portfolio turnover rate                                           62.93%        92.35%
Average commission rate @                                            --            --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                          $  0.06       $  0.00


                                                                             Class D
                                                               -----------------------------------
                                                                       Year ended June 30
                                                               -----------------------------------
                                                                 1997**      1996**      1995**
                                                               ----------- ----------- -----------
Net asset value, beginning of year                              $ 16.87      $ 14.15     $12.36
                                                                ---------    ---------   --------
Net investment income (loss)*                                     (0.03)        0.01       0.01
Net realized and unrealized gain (loss) on investments             4.56         3.34       2.11
                                                                ---------    ---------   --------
  Total from investment operations                                 4.53         3.35       2.12
                                                                ---------    ---------   --------
Dividend from net investment income                                  --           --         --
Distributions from net realized gains                             (1.99)       (0.63)     (0.33)
                                                                ---------    ---------   --------
  Total distributions                                             (1.99)       (0.63)     (0.33)
                                                                ---------    ---------   --------
Net asset value, end of year                                    $ 19.41      $ 16.87     $14.15
                                                                =========    =========   ========
Total return                                                      29.93%+      24.40%+    17.53%+
Net assets at end of year (000s)                                $ 1,642      $   931     $  699
Ratio of operating expenses to average net assets*                 2.00%        2.00%      2.00%
Ratio of net investment income (loss) to average net assets*      (0.19)%       0.04%      0.08%
Portfolio turnover rate                                           88.07%       44.44%     47.93%
Average commission rate @                                       $0.0583      $0.0331         --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                          $  0.03      $  0.03     $ 0.06


                                                                  1994         1993***
                                                               ---------      --------
Net asset value, beginning of year                               $14.51       $14.78
                                                                 -------       ------
Net investment income (loss)*                                     (0.05)        0.00
Net realized and unrealized gain (loss) on investments             0.17        (0.26)
                                                                 -------       ------
  Total from investment operations                                 0.12        (0.26)
                                                                 -------       ------
Dividend from net investment income                                  --        (0.01)
Distributions from net realized gains                             (2.27)          --
                                                                 -------       ------
  Total distributions                                             (2.27)       (0.01)
                                                                 -------       ------
Net asset value, end of year                                     $12.36        $14.51
                                                                 =======       ======
Total return                                                       0.45%+       (1.77)%++
Net assets at end of year (000s)                                 $  551        $  491
Ratio of operating expenses to average net assets*                 2.00%         2.00%[dbldag]
Ratio of net investment income (loss) to average net assets*      (0.41)%        0.12%[dbldag]
Portfolio turnover rate                                           62.93%        92.35%
Average commission rate @                                            --            --
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                           $ 0.06         $0.00

--------------------------------------------------------------------------------

**  Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993. [dbldag] Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Investment Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH EQUITY INVESTMENT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Equity Investment Fund had an excellent year. Class A shares of the Fund gained +30.91% for the 12 months ended June 30, 1997, outpacing the +28.07% return of the average growth and income fund classes tracked by Lipper Analytical Services (does not reflect sales charge).

This strong performance was achieved over a period of slowing economic growth, low inflation, high consumer confidence, and rising common stock prices.

The Fund's diversified portfolio focuses on well-established companies that dominate their industries around the globe with good earnings growth potential. The stock market favored both large companies and growth stocks during the past year.

Technology stocks, a staple of the portfolio, performed well over the year. Corporate earnings were driven largely by a push by U.S. corporations to increase productivity. However, with valuations very high, technology stocks were trimmed by fiscal year-end, as were cyclical stocks, which generally do not benefit from a slowing economy.

The portfolio maintained high allocations in the oil services industry, which helped Fund performance as demand for offshore equipment and services grew. The Fund maintains its overweightings in core drug stocks and medical technology stocks, and has reduced positions in the financial services and oil industries which had hurt performance.

June 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

Class A Shares

---------------------------------------------------------
            Average Annual Total Return
---------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
---------------------------------------------------------
 25.02%       17.64%         12.14%           13.29%
---------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87      9550     10000
6/88      8894      9307
6/89     10305     11217
6/90     12010     13061
6/91     11277     14024
6/92     13337     15902
6/93     16054     18066
6/94     16204     18319
6/95     19175     23087
6/96     24033     29085
6/97     31462     39172

Class B Shares

--------------------------------------------------------
            Average Annual Total Return
--------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
--------------------------------------------------------
 24.91%       17.88%         12.36%           13.48%
--------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16798     18066
6/94     16860     18319
6/95     19844     23087
6/96     24684     29085
6/97     32068     39172

Class C Shares

--------------------------------------------------------
            Average Annual Total Return
--------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
--------------------------------------------------------
 31.19%       19.05%         12.81%           13.91%
--------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16811     18066
6/94     17047     18319
6/95     20257     23087
6/96     25455     29085
6/97     33394     39172

Class D Shares

--------------------------------------------------------
            Average Annual Total Return
--------------------------------------------------------
 1 Year       5 Years       10 Years       Life of Fund
--------------------------------------------------------
 28.93%       18.07%         12.35%           13.48%
--------------------------------------------------------

         Equity
       Investment
          Fund    S&P 500
6/87     10000     10000
6/88      9313      9307
6/89     10791     11217
6/90     12576     13061
6/91     11809     14024
6/92     13966     15902
6/93     16797     18066
6/94     16872     18319
6/95     19829     23087
6/96     24668     29085
6/97     32051     39172


____ Equity Investment Fund         - - - S&P 500

                   State Street Research Global Resources Fund
                                   a series of
                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1997



                                TABLE OF CONTENTS
                                                                     Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS........................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES.................................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.......................14

RATING CATEGORIES OF DEBT SECURITIES..................................18

TRUSTEES AND OFFICERS.................................................21

INVESTMENT ADVISORY SERVICES..........................................27

PURCHASE AND REDEMPTION OF SHARES.....................................28

NET ASSET VALUE.......................................................30

PORTFOLIO TRANSACTIONS................................................31

CERTAIN TAX MATTERS...................................................35

DISTRIBUTION OF SHARES OF THE FUND....................................37

CALCULATION OF PERFORMANCE DATA.......................................41

CUSTODIAN.............................................................43

INDEPENDENT ACCOUNTANTS...............................................44

FINANCIAL STATEMENTS..................................................45

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Global Resources Fund (the "Fund") dated November 1, 1997, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285S-961029(1198) SSR-LD                         GR-879D-1197

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S.
                  Government;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not listed on the New York or American Stock Exchange more than 2% of its total assets, in each case taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (8) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.


         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security or other asset. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security or other asset rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity


         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its investments or the investments which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned security plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities in which the Fund is authorized to invest. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of the Fund. Such loans may be terminated at any time. The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.


Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.


Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.


         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership

Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.



Basic Industries                Consumer Staple          Science & Technology
----------------                ---------------          --------------------
Chemical                        Business Service         Aerospace
Diversified                     Container                Computer Software
Electrical Equipment            Drug                      & Service
Forest Products                 Food & Beverage          Electronic Components
Machinery                       Hospital Supply          Electronic Equipment
Metal & Mining                  Personal Care            Office Equipment
Railroad                        Printing & Publishing
                                                         Consumer Cyclical
Truckers                        Tobacco                  -----------------
                                                         Airline
Utility                         Energy                   Automotive
Electric                        Oil Refining &           Building
Gas                             Marketing                Hotel & Restaurant
Gas Transmission                Oil Production           Photography
Telephone                       Oil Service              Recreation
                                                         Retail Trade
Other                           Finance                  Textile & Apparel
Trust Certificates--            Bank
  Government Related Lending    Financial Service
Asset-backed--Mortgages         Insurance
Asset-backed--Credit Card
  Receivables

Other Investment Limitations

         The Fund may invest up to 10% of its total assets in shares of other investment companies as described herein under "Additional Investment Policies and Restrictions." Such investments may involve the payment of duplicative management or other fees. To mitigate such duplication, however, the Investment Manager has agreed to waive up to the full amount of its investment advisory fee with respect to investments, if any, in other open-end investment companies; the amount of such waived fee will be deemed to be a reduction in management fees or an assumption of expenses relating to the Fund as described under "Table of Expenses" in the Prospectus.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         Debt securities and short term investments acquired by the Fund may include the following:

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) to finance short-term credit needs issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the A category by S&P or within the "Prime" category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the A category by S&P or within the "Prime" category by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" major rating category by S&P or by Moody's.

         Commercial paper rated within the "A" major rating category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The Prime category is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated in the Prime-1, Prime-2 or Prime-3 category.


         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.


                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of corporate bond and debenture ratings of Standard & Poor's Corporation ("S&P"):


         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.


         Set forth below is a description of corporate bond and debenture ratings of Moody's Investors Service, Inc. ("Moody's"):


         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forst, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial

------------------
* or + see footnotes on page 24

Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

------------------
* or + see footnotes on page 24

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief



Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.



------------------

         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


         +Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of September 30, 1997, the Trustees and principal officers of the Trust as a group owned less than 1% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

         Also as of September 30, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                                     %
                           -----------                                  -------

Class A                    Merrill Lynch                                  14.7

Class B                    Merrill Lynch                                  29.5

Class S                    The Chase Manhattan Bank                       90.5
                           (National Association)

Class C                    Merrill Lynch                                  33.1

         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080

The Chase Manhattan Bank
(National Association)(b)
770 Broadway
New York, New York  10003

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) The Chase Manhattan Bank (National Association) holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         The Trustees were compensated as follows:


--------------------------------------------------------------------------------
                                                              Total
                                                          Compensation
                               Aggregate                 From Trust and
        Name of              Compensation                 Complex Paid
        Trustee              From Trust(a)               to Trustees(b)
--------------------------------------------------------------------------------
Steve A. Garban                 $ 4,443                       $ 34,750
Malcolm T. Hopkins              $ 5,043                       $ 34,750
Edward M. Lamont                $11,325                       $ 59,375
Robert A. Lawrence              $11,725                       $ 92,125
Dean O. Morton                  $12,525                       $ 96,125
Thomas L. Phillips              $11,725                       $ 59,375
Toby Rosenblatt                 $11,325                       $ 59,375
Michael S. Scott Morton         $13,725                       $100,325
Ralph F. Verni                  $     0                       $      0
Jeptha H. Wade                  $12,925                       $ 63,375

(a) For the Fund's fiscal year ended June 30, 1997. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies, for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc. for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1995, 1996, and 1997 the Fund's investment advisory fee prior to the assumption of fees or expenses was $284,926, $307,977 and $940,108, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $307,559, $137,050 and $3,933, respectively.


         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.


         Under the Code of Ethics of the Investment Manager, its employees in Boston, and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such persons must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.


         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.


         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class B Shares - In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares.

         Class S Shares - Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended June 30, 1996 and 1997 were 92.33% and 51.67%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1997 was significantly lower than that for the previous fiscal year because in the prior year the Fund had significant portfolio holdings which were subject to merger and acquisition activity which resulted in changes in the holdings in the portfolio.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

           The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration of brokers in the selection to execute portfolio transactions.

          Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 1995, 1996, and 1997, amounted to $149,770, $207,690, and $539,481 respectively.
The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended June 30, 1997, was significantly higher than during the previous year because of increased cash inflows for the Fund, from the sale of Fund shares, which resulted in increased brokerage transactions and commission in the course of investing the cash in securities for the portfolio. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General


         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax-years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

         Beginning July 1, 1998 (the start of the Fund's first tax year that begins after August 5, 1997), when the Fund no longer has to comply with the 30% test in order to qualify under Subchapter M, the Fund will have greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has the effect of limiting the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) The 30% test also may limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.


         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares of the Fund would be taxable as gain realized from the sale of such shares.


         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.


         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until July 1, 1998), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Equity Trust is currently comprised of the following series: State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund. The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, Class S shares were designated as Class C shares and Class C shares were designated as Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1995, 1996 and 1997, total sales charges on Class A shares paid to the Distributor amounted to $93,586, $169,918 and $1,357,717, respectively. For the same periods, the Distributor retained $10,670, $20,357 and $169,805, respectively, after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares and paid initial commissions to securities dealers for sales of such shares as follows:

                   Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                       June 30, 1997                         June 30, 1996                       June 30, 1995
        ------------------------------------------------------------------------------------------------------

            Contingent        Commissions      Contingent       Commissions      Contingent       Commissions
             Deferred           Paid to         Deferred          Paid to         Deferred          Paid to
           Sales Charges        Dealers       Sales Charges       Dealers       Sales Charges       Dealers

Class A           $0        $1,187,912               $0          $149,561         $21,450          $82,916

Class B     $109,834        $2,384,944          $45,288          $207,595         $36,122          $29,957

Class C      $33,827          $255,818             $100           $17,788          $1,185               $0

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                Class A      Class B          Class C
                                -------      -------          -------
Advertising                    $      0      $ 11,853         $      0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                         0         4,783                0

Compensation to dealers         142,417       347,130          170,898

Compensation to sales
 personnel                            0        37,483                0

Interest                              0             0                0

Carrying or other
 financing charges                    0             0                0

Other expenses: marketing;
 general                              0        19,787                0
                               --------      --------         --------

Total fees                     $142,417      $421,036         $170,898
                               ========      ========         ========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA


         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.


         The performance data below reflects Rule 12b-1 fees and sales charges, where applicable, as follows:


                         Rule 12b-1 Fees                                 Sales Charges
         ------------------------------------------------      ---------------------------------------
         Current
Class    Amount             Period

   A     0.25%     0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                   0.25% thereafter

   B     1.00%     0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                   June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                   performance for periods after June 1,       respectively
                   1993

   C     1.00%     0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                   June 1, 1993 to present; fee will reduce    deferred sales charge
                   performance for periods after June 1,
                   1993

   S     None      0.50% until June 1, 1993;                   None
                   0% thereafter

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.


Total Return


         Standard total return of each class of shares of the Fund was as follows:

                 Commencement of
                   Operations          Five Years          One Year
                 (March 2, 1990)          Ended              Ended
                to June 30, 1997      June 30, 1997      June 30, 1997
                ----------------      -------------      -------------
                     With                 With               With
                    Subsidy              Subsidy            Subsidy

    Class A           8.88%               22.52%            26.98%
    Class B           9.17%               22.84%            26.98%
    Class C           9.77%               24.01%            33.33%
    Class D           9.15%               22.97%            30.90%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                       n
                 P(1+T)  = ERV

Where:     P   = a hypothetical initial payment of $1,000

           T   = average annual total return

           n   = number of years

           ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended June 30, 1997 without taking sales charges into account, were as follows:

                                           With
                                           Subsidy
                                           -------
                     Class A               3.42%
                     Class B               3.02%
                     Class C               3.03%
                     Class S               3.56%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Shareholder Services.

         The following financial statements for the Fund's fiscal year ended June 30, 1997 reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertain to Class S and Class C, respectively.


DOCSC\555820.3
10/20/97

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1997


                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
EQUITY SECURITIES 96.8%
Basic Industries 16.1%
Chemical 0.4%
Agrium Inc.    ...........................      70,000   $    805,000
                                                        -------------
Machinery 0.2%
Hanover Compressor Co.*    ...............      19,200        374,400
                                                        -------------
Metal & Mining 13.3%
Ashanti Goldfields Co. Ltd. GDR  .........     100,000      1,168,750
Battle Mountain Gold Co.   ...............     150,000        853,125
Bema Gold Corp.*  ........................     120,000        720,000
Boliden Ltd.*  ...........................     380,000      2,022,521
Cameco Corp.   ...........................      40,000      1,491,727
Corriente Resources Inc.*  ...............     150,000        358,449
Crown Resources Corp.*  ..................     120,000        765,000
Crystallex International Corp.*  .........     150,000        760,346
Delta Gold NL*    ........................     300,000        501,062
Denison Mines Ltd.*  .....................   1,500,000        418,190
Great Central Mines Ltd.*  ...............     400,000        762,400
Homestake Mining Co.    ..................      60,000        783,750
Impala Platinum Holdings ADR*    .........      50,000        559,465
Menzies Gold NL*  ........................   1,000,000        302,300
Newcrest Mining Ltd.*   ..................     300,000        829,587
Newmont Mining Corp.    ..................      20,000        780,000
Normandy Mining Ltd.*   ..................     700,000        788,247
Orogen Minerals Inc.*   ..................   1,250,000      3,580,365
Pan African Resources Corp*   ............     287,400         54,111
Pangea Goldfields Inc.*    ...............     100,000        289,656
Placer Dome Inc.  ........................      50,000        818,750
Randgold Resources Inc. GDR*+    .........      55,000        907,500
South Pacific Resources Inc.*    .........     350,000        149,535
Southernera Resources Ltd.*   ............     100,000        564,828
Southwestern Gold Corp.*   ...............      80,000        544,553
Special Metals Corp.*   ..................      26,100        508,950
Stelco Inc. Cl. A    .....................      35,000        261,052
Stillwater Mining Co.*  ..................      70,000      1,557,500
Sutton Resources Ltd.*  ..................     125,000      1,011,719
TVX Gold Inc.*    ........................      70,000        371,875
Vaal Reefs Exploration & Mining Ltd. ADR       125,000        601,562
Valerie Gold Resources Ltd.*  ............     100,000        102,828
Viceroy Resource Corp.*    ...............     150,000        488,794
X-Cal Resources Ltd.*   ..................     840,000        395,380
                                                        -------------
                                                           26,073,877
                                                        -------------
Railroad 2.2%
Mosvold Shipping Ltd.*  ..................   2,000,000      2,578,726
OMI Corp.   ..............................     183,500      1,754,719
                                                        -------------
                                                            4,333,445
                                                        -------------
Total Basic Industries    ...........................       31,586,722
                                                         -------------

                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
Energy 76.7%
Oil 53.1%
3DX Technologies Inc.*  ..................     100,000   $    975,000
Abacan Resource Corp.*  ..................     545,900      1,740,056
Apache Corp.   ...........................      50,025      1,625,812
Arakis Energy Corp.*    ..................   1,000,000      3,781,250
Barrett Resources Corp.*   ...............     150,100      4,493,619
Barrington Petroleum Ltd.*    ............     120,000        477,932
Basin Exploration Inc.*    ...............     200,000      1,550,000
Brigham Exploration Co.*   ...............      91,700        767,988
Cabot Oil & Gas Corp.   ..................     100,000      1,762,500
Cairn Energy USA Inc.*  ..................     150,000      1,968,750
Callon Petroleum Co.*   ..................     100,000      1,600,000
Canadian 88 Energy Corp.*  ...............     166,600        675,593
Canadian Conquest Exploration Inc.*    ...     165,000        162,497
Chesapeake Energy Corp.*   ...............      75,000        735,938
Clayton Williams Energy Inc.*    .........      24,930        283,579
COHO Energy Inc.*    .....................      85,700        910,562
Crystal Oil Co.*  ........................      41,600      1,476,800
Elk Point Resources Inc. Cl. A*  .........     300,000      1,890,003
Forcenergy, Inc.*    .....................      60,000      1,822,500
KCS Energy Inc.   ........................     490,000      9,983,750
Kelley Oil & Gas Corp.*    ...............     300,000        918,750
Maxx Petroleum Ltd.*    ..................     400,000        680,691
Mercantile International Inc.*   .........      72,500         79,750
Morrison Middlefield Ltd.  ...............     240,000      2,476,556
New Cache Petroleum Ltd.*  ...............      80,000        521,380
Novus Petroleum Ltd.*   ..................     892,600      3,069,350
Nuevo Energy Co.*    .....................     210,000      8,610,000
Ocean Energy Inc.*   .....................      98,600      4,560,250
Oil Search Ltd.*  ........................   2,139,100      5,819,849
Pan East Petroleum Inc.*   ...............     135,800        354,017
Pendaries Petroleum Ltd.*  ...............     141,200      1,610,413
Plains Resources Inc.*  ..................     250,000      3,687,500
Ranger Oil Ltd.*  ........................     400,000      3,725,000
Seagull Energy Corp.*   ..................     500,000      8,750,000
Seven Seas Petroleum Inc.* ...............     150,000      1,770,000
Southern Mineral Corp.* ..................     150,000        750,000
Southwestern Energy Co.*   ...............     100,000      1,300,000
Stampeder Exploration Ltd.*   ............     249,950        984,178
Stone Energy Corp.*  .....................     117,500      3,216,562
Tarragon Oil & Gas Ltd.*   ...............     250,052      2,933,374
Thunder Energy Inc.*    ..................     300,000        358,449
Titan Exploration Inc.*    ...............     124,600      1,510,775
Tom Brown, Inc.*  ........................     200,000      4,250,000
Triton Energy Ltd. Cl. A   ...............      46,400      2,125,700
Ulster Petroleum Ltd.*  ..................     200,000      1,810,348
                                                        -------------
                                                          104,557,021
                                                        -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                    Value
                                        Shares     (Note 1)
                                       --------- -------------
Oil Service 23.6%
Atwood Oceanics Inc.*  ...............    69,800   $  4,676,600
Cliffs Drilling Co.*   ...............   100,000      3,650,000
Dailey Petroleum Services Corp.*   ...   200,000      1,350,000
Daniel Industries Inc.    ............   200,000      3,087,500
Dreco Energy Services Ltd. Cl. A*  ...    45,000      2,362,500
Ensco International Inc.*    .........    59,975      3,163,681
Global Marine Inc.*    ...............    62,700      1,457,775
Grant Geophysical Inc.*   ............   100,000          3,500
J. Ray McDermott SA*   ...............   150,700      4,068,900
Noble Drilling Corp.*  ...............   350,000      7,896,875
Oceaneering International Inc.*    ...    53,000        980,500
Offshore Energy Development Corp.*        40,000        185,000
Patterson Energy, Inc.*   ............    21,254        964,400
Pool Energy Services Co.*    .........    74,200      1,344,875
Post Energy Corp.*  ..................   369,000      1,002,028
Precision Drilling Corp.*    .........    44,200      2,138,175
Reading & Bates Corp.*    ............    10,000        267,500
Rowan Companies, Inc.*    ............    70,700      1,992,856
Solid State Geophysical Inc. Cl. A        47,300        119,881
TMBR/Sharp Drilling Inc.*    .........   136,800      1,846,800
Unit Corp.*   ........................   200,000      2,087,500
Weatherford Enterra Inc.*    .........    50,000      1,925,000
                                                  -------------
                                                     46,571,846
                                                  -------------
Total Energy  .................................     151,128,867
                                                  -------------
Utility 4.0%

Natural Gas 4.0%
Markwest Hydrocarbon Inc.*   .........    37,500        567,188
Questar Corp.    .....................    50,000      2,018,750
TransTexas Gas Corp.*  ...............   330,600      5,289,600
                                                  -------------
                                                      7,875,538
                                                  -------------
Total Utility    ..............................       7,875,538
                                                  -------------
Total Equity Securities (Cost $163,177,350) ...     190,591,127
                                                  -------------



                                  Principal   Maturity           Value
                                   Amount       Date           (Note 1)
                                 ------------ -----------   ----------------
SHORT-TERM OBLIGATIONS 3.8%
American Express Credit Corp.,
  5.70%    ..................... $  993,000   7/03/1997       $    993,000
Ford Motor Credit Co., 5.50%   .  6,538,000   7/01/1997          6,538,000
                                                              ------------
Total Short-Term Obligations (Cost $7,531,000)   .........        7,531,000
                                                               ------------
Total Investments (Cost $170,708,350)--100.6% ............      198,122,127
Cash and Other Assets, Less Liabilities--(0.6%)  .........       (1,117,243)
                                                               ------------
Net Assets--100.0% .......................................     $197,004,884
                                                               ============


Federal Income Tax Information:
At June 30, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $170,925,485 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost   ...............................................  $  36,175,097
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value    ............................................     (8,978,455)
                                                              -------------
                                                              $  27,196,642
                                                              =============

-------------------------------------

* Nonincome-producing securities.


ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

[dag]Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1997 were $907,500 and $907,500 (0.46% of net assets), respectively.

Diversification of Equity Securities at June 30, 1997 (as a percentage of net assets) was United States 66.8%, Canada 22.8%, Australia 6.1%, Papua New Guinea 1.8%, Norway 1.3%, South Africa 0.6%, Ghana 0.6%, and British Virgin Islands 0.0%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------
June 30, 1997


Assets

Investments, at value (Cost $170,708,350) (Note 1)   ...   $198,122,127
Cash    ................................................         22,916
Receivable for fund shares sold    .....................        790,749
Receivable for securities sold  ........................        267,339
Dividends and interest receivable  .....................         24,016
Other assets  ..........................................          2,034
                                                           -------------
                                                            199,229,181
Liabilities

Payable for securities purchased   .....................      1,366,621
Payable for fund shares redeemed   .....................        453,620
Accrued management fee (Note 2)    .....................        122,363
Accrued distribution and service fees (Note 5)    ......        104,003
Accrued transfer agent and shareholder services
  (Note 2)    ..........................................         77,279
Accrued trustees' fees (Note 2)    .....................          7,587
Other accrued expenses    ..............................         92,824
                                                           -------------
                                                              2,224,297
                                                           -------------
Net Assets                                                 $197,004,884
                                                           =============
Net Assets consist of:
 Unrealized appreciation of investments  ...............   $ 27,413,777
 Accumulated net realized gain  ........................      7,125,672
 Shares of beneficial interest  ........................    162,465,435
                                                           -------------
                                                           $197,004,884
                                                           =============
Net Asset Value and redemption price per share of
  Class A shares ($80,028,888[divided by]3,574,507 shares of
  beneficial interest) .................................   $22.39
                                                           =============
Maximum Offering Price per share of Class A shares
  ($22.39 [divided by] .955) ...........................   $23.45
                                                           =============
Net Asset Value and offering price per share of Class
  B shares ($78,701,053 [divided by] 3,610,815 shares of
  beneficial interest)*   ..............................   $21.80
                                                           =============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($10,746,753 [divided by]
  473,002 shares of beneficial interest) ...............   $22.72
                                                           =============
Net Asset Value and offering price per share of Class
  D shares ($27,528,190 [divided by] 1,265,314 shares of
  beneficial interest)*   ..............................   $21.76
                                                           =============

-------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


-------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------
 For the year ended June 30, 1997

Investment Income

Dividends, net of foreign taxes of $20,985 ...............   $   407,643
Interest  ................................................       459,027
                                                             ------------
                                                                 866,670
Expenses

Management fee (Note 2)  .................................       940,108
Transfer agent and shareholder services (Note 2)    ......       226,295
Service fee--Class A (Note 5)  ...........................       142,417
Distribution and service fees--Class B (Note 5)  .........       421,036
Distribution and service fees--Class D (Note 5)  .........       170,898
Custodian fee   ..........................................       128,281
Registration fees  .......................................        75,418
Reports to shareholders  .................................        41,085
Audit fee    .............................................        26,983
Trustees' fees (Note 2)  .................................        14,061
Miscellaneous   ..........................................         8,126
                                                             ------------
                                                               2,194,708
Expenses borne by the Distributor (Note 3)    ............        (3,933)
                                                             ------------
                                                               2,190,775
                                                             ------------
Net investment loss   ....................................    (1,324,105)
                                                             ------------
Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investments (Notes 1 and 4)    ......    12,486,164
Net realized loss on foreign currency   ..................       (27,759)
                                                             ------------
 Total net realized gain    ..............................    12,458,405
Net unrealized appreciation of investments    ............    13,310,514
                                                             ------------
Net gain on investments  .................................    25,768,919
                                                             ------------
Net increase in net assets resulting from operations   .     $24,444,814
                                                             ============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------


                                           Year ended June 30
                                   -----------------------------------
                                        1997               1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss    .........    $  (1,324,105)      $  (679,747)
Net realized gain on
  investments    ...............       12,458,405         4,871,429
Net unrealized appreciation of
  investments    ...............       13,310,514        11,106,956
                                    -------------       -----------
Net increase resulting from
  operations  ..................       24,444,814        15,298,638
                                    -------------       -----------
Distribution from net realized
 gains:
 Class A   .....................       (1,857,796)              --
 Class B   .....................       (1,170,575)              --
 Class C   .....................         (352,673)              --
 Class D   .....................         (581,660)              --
                                    -------------       -----------
                                       (3,962,704)              --
                                    -------------       -----------
Net increase from fund share
  transactions (Note 7)   ......      121,964,798           900,350
                                    -------------       -----------
Total increase in net assets          142,446,908        16,198,988

Net Assets

Beginning of year   ............       54,557,976        38,358,988
                                    -------------       -----------
End of year   ..................    $ 197,004,884       $54,557,976
                                    =============       ===========


-------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------
 June 30, 1997

Note 1
State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $940,108.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $112,253.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,061 during the year ended June 30, 1997.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $3,933.


Note 4

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $172,476,754 and $61,225,861, respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $142,417, $421,036 and $170,898 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $169,805 and $114,790, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $217,475 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $109,834 and $33,827 on redemptions of Class B and Class D shares, respectively, during the same period.


Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, the Distributor owned one Class A share of the Fund.

Share transactions were as follows:



                                                                                Year ended June 30
                                                    -----------------------------------------------------------------------
                                                                    1997                                1996
                                                    ------------------------------------   --------------------------------
Class A                                                  Shares              Amount           Shares              Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,660,723       $ 77,832,076           723,940       $ 10,571,034
Issued upon reinvestment of distribution from net
  realized gains   ..............................          82,889          1,767,355                --                 --
Shares repurchased    ...........................      (1,943,823)       (40,902,436)       (1,062,091)       (14,571,296)
                                                     ------------       ------------      ------------       ------------
Net increase (decrease)  ........................       1,799,789       $ 38,696,995          (338,151)      $ (4,000,262)
                                                     ============       ============      ============       ============
Class B                                                  Shares           Amount              Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,312,555       $ 69,477,881           438,451       $  6,509,210
Issued upon reinvestment of distribution from net
  realized gains   ..............................          51,654          1,077,181                --                 --
Shares repurchased    ...........................        (502,773)       (10,470,845)         (273,265)        (3,881,920)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................       2,861,436       $ 60,084,217           165,186       $  2,627,290
                                                     ============       ============      ============       ============
Class C                                                  Shares            Amount             Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................         736,188       $ 15,558,855           354,475       $  5,359,929
Issued upon reinvestment of distribution from net
  realized gains   ..............................          14,897            321,658                --                 --
Shares repurchased    ...........................        (597,301)       (12,708,131)         (303,110)        (4,509,482)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................         153,784       $  3,172,382            51,365       $    850,447
                                                     ============       ============      ============       ============
Class D                                                  Shares           Amount              Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       1,676,809       $ 34,986,489           210,219       $  2,813,802
Issued upon reinvestment of distribution from net
  realized gains   ..............................          25,665            534,412                --                 --
Shares repurchased    ...........................        (738,597)       (15,509,697)         (104,262)        (1,390,927)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................         963,877       $ 20,011,204           105,957       $  1,422,875
                                                     ============       ============      ============       ============

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                              Class A
                                                                  ---------------------------------------------------------------
                                                                                        Year ended June 30
                                                                  ---------------------------------------------------------------
                                                                    1997**      1996**      1995**        1994**         1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $  17.44    $  12.16    $  11.84     $    13.51     $   8.02
                                                                  ----------  ----------  ----------   -----------    ----------
Net investment loss*                                                 (0.15)      (0.20)      (0.16)         (0.17)       (0.13)
Net realized and unrealized gain (loss) on investments                5.86        5.48        0.48          (1.50)        5.62
                                                                  ----------  ----------  ----------   -----------    ----------
 Total from investment operations                                     5.71        5.28        0.32          (1.67)        5.49
                                                                  ----------  ----------  ----------   -----------    ----------
Distribution from net realized gains                                 (0.76)         --          --             --           --
                                                                  ----------  ----------  ----------   -----------    ----------
 Total distributions                                                 (0.76)         --          --             --           --
                                                                  ----------  ----------  ----------   -----------    ----------
Net asset value, end of year                                      $  22.39    $  17.44    $  12.16     $    11.84     $  13.51
                                                                  ==========  ==========  ==========   ===========    ==========
Total return                                                         32.96%[dag] 43.42%[dag]  2.70%[dag]   (12.36)%[dag] 68.45%[dag]
Net assets at end of year (000s)                                  $ 80,029    $ 30,943    $ 25,692     $   30,679     $ 33,513
Ratio of operating expenses to average net assets*                    1.42%       1.75%       1.75%          1.75%        1.75%
Ratio of net investment loss to average net assets*                  (0.73)%     (1.47)%     (1.41)%        (1.46)%      (1.44)%
Portfolio turnover rate                                              51.67%      92.33%      62.94%         30.98%       61.00%
Average commission rate@                                          $ 0.0233    $ 0.0237          --             --           --
*Reflects voluntary assumption of fees or expenses per share in
 each year (Note 3).                                              $   0.00    $   0.05    $   0.09     $     0.11     $   0.03

                                                                       Class B
                                                         -----------------------------------
                                                                 Year ended June 30
                                                         -----------------------------------
                                                           1997**      1996**      1995**         1994**          1993***
--------------------------------------------------------------------------------------------  --------------- ------------
Net asset value, beginning of year                       $  17.12    $   12.03   $   11.78    $     13.51     $    12.99
                                                         ----------  ----------- -----------  ------------    -----------
Net investment loss*                                        (0.30)       (0.30)      (0.23)         (0.23)          (0.02)
Net realized and unrealized gain (loss) on investments       5.74         5.39        0.48          (1.50)           0.54
                                                         ----------  ----------- -----------  ------------    -----------
 Total from investment operations                            5.44         5.09        0.25          (1.73)           0.52
                                                         ----------  ----------- -----------  ------------    -----------
Distribution from net realized gains                        (0.76)          --          --             --             --
                                                         ----------  ----------- -----------  ------------    -----------
 Total distributions                                        (0.76)          --          --             --             --
                                                         ----------  ----------- -----------  ------------    -----------
Net asset value, end of year                             $  21.80    $   17.12   $   12.03    $     11.78     $     13.51
                                                         ==========  =========== ===========  ============    ===========
Total return                                                31.98%[dag]  42.31%[dag]  2.12%[dag]   (12.81)%[dag]     4.00%++
Net assets at end of year (000s)                         $ 78,701    $  12,828   $   7,030    $     6,333      $    1,048
Ratio of operating expenses to average net assets*           2.17%        2.50%       2.33%          2.25%           2.25%[dbldag]
Ratio of net investment loss to average net assets*         (1.47)%      (2.20)%     (1.98)%        (1.93)%         (1.98)%[dbldag]
Portfolio turnover rate                                     51.67%       92.33%      62.94%         30.98%          61.00%
Average commission rate@                                 $ 0.0233    $  0.0237          --             --             --
*Reflects voluntary assumption of fees or expenses per
share in each year (Note 3).                             $   0.00    $    0.04   $    0.09    $      0.14       $    0.00

--------------------------------------------------------------------------------
** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                Class C
                                                                  ----------------------------------
                                                                          Year ended June 30
                                                                  ----------------------------------
                                                                    1997**      1996**      1995**
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   17.64   $   12.27   $   11.90
                                                                  ----------- ----------- ----------
Net investment loss*                                                  (0.10)      (0.17)      (0.11)
Net realized and unrealized gain (loss) on investments                 5.94        5.54        0.48
                                                                  ----------- ----------- ----------
 Total from investment operations                                      5.84        5.37        0.37
                                                                  ----------- ----------- ----------
Distribution from net realized gains                                  (0.76)         --          --
                                                                  ----------- ----------- ----------
 Total distributions                                                  (0.76)         --          --
                                                                  ----------- ----------- ----------
Net asset value, end of year                                      $   22.72   $   17.64   $   12.27
                                                                  =========== =========== ==========
Total return                                                          33.33%[dag] 43.77%[dag]  3.11%[dag]
Net assets at end of year (000s)                                  $  10,747   $   5,632   $   3,288
Ratio of operating expenses to average net assets*                     1.17%       1.50%       1.33%
Ratio of net investment loss to average net assets*                   (0.48)%     (1.20)%     (1.01)%
Portfolio turnover rate                                               51.67%      92.33%      62.94%
Average commission rate@                                          $  0.0233   $  0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $    0.00   $    0.05   $    0.08


                                                                     1994**           1993***
---------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 13.52           $12.99
                                                                    --------          -------
Net investment loss*                                                  (0.15)           (0.00)
Net realized and unrealized gain (loss) on investments                (1.47)            0.53
                                                                    --------          -------
 Total from investment operations                                     (1.62)            0.53
                                                                    --------          -------
Distribution from net realized gains                                     --               --
                                                                    --------          -------
 Total distributions                                                     --               --
                                                                    --------          -------
Net asset value, end of year                                        $ 11.90           $ 13.52
                                                                    ========          =======
Total return                                                         (11.98)%[dag]       4.08%++
Net assets at end of year (000s)                                    $   960           $   146
Ratio of operating expenses to average net assets*                     1.25%             1.25%[dbldag]
Ratio of net investment loss to average net assets*                   (0.95)%           (1.05)%[dbldag]
Portfolio turnover rate                                               30.98%            61.00%
Average commission rate@                                                 --                --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                 $  0.16           $  0.00


                                                                                Class D
                                                                  -----------------------------------
                                                                          Year ended June 30
                                                                  -----------------------------------
                                                                    1997**      1996**      1995**
                                                                  ----------- ----------- -----------
Net asset value, beginning of year                                $ 17.10       $12.02      $11.77
                                                                  ---------     --------    --------
Net investment loss*                                                (0.30)       (0.30)      (0.23)
Net realized and unrealized gain (loss) on investments               5.72         5.38        0.48
                                                                  ---------     --------    --------
 Total from investment operations                                    5.42         5.08        0.25
                                                                  ---------     --------    --------
Distribution from net realized gains                                (0.76)          --          --
                                                                  ---------     --------    --------
 Total distributions                                                (0.76)          --          --
                                                                  ---------     --------    --------
Net asset value, end of year                                      $ 21.76       $17.10      $12.02
                                                                  =========     ========    ========
Total return                                                        31.90%[dag]  42.26%[dag]  2.12%[dag]
Net assets at end of year (000s)                                  $27,528       $5,154      $2,350
Ratio of operating expenses to average net assets*                   2.17%        2.50%       2.33%
Ratio of net investment loss to average net assets*                 (1.45)%      (2.20)%     (1.99)%
Portfolio turnover rate                                             51.67%       92.33%      62.94%
Average commission rate@                                          $0.0233      $0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $  0.00      $  0.05      $ 0.09



                                                                    1994**          1993***
                                                                  ----------       --------
Net asset value, beginning of year                                $ 13.51           $12.99
                                                                  --------          -------
Net investment loss*                                                (0.23)           (0.02)
Net realized and unrealized gain (loss) on investments              (1.51)            0.54
                                                                  --------          -------
 Total from investment operations                                   (1.74)            0.52
                                                                  --------          -------
Distribution from net realized gains                                   --               --
                                                                  --------          -------
 Total distributions                                                   --               --
                                                                  --------          -------
Net asset value, end of year                                      $ 11.77           $13.51
                                                                  ========          =======
Total return                                                       (12.88)%[dag]      4.00%++
Net assets at end of year (000s)                                  $ 1,931           $  588
Ratio of operating expenses to average net assets*                   2.25%            2.25%[dbldag]
Ratio of net investment loss to average net assets*                 (1.94)%          (2.00)%[dbldag]
Portfolio turnover rate                                             30.98%           61.00%
Average commission rate@                                               --               --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $  0.13           $ 0.00

--------------------------------------------------------------------------------

** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Global Resources Fund was among the top performers in its category for the year ended June 30, 1997. The Fund's total return was +32.96%, double the average of the 42 natural resources fund classes tracked by Lipper Analytical Services. Rising oil and gas prices, increased output among exploration and production companies, and an emphasis on smaller capitalization stocks all contributed to the Fund's successful year.

Portfolio strategy changed little over the period. Approximately 70% of the portfolio was held in energy exploration and production stocks, of which 24% was oil service stocks. Oil service stocks have substantially outperformed the broader exploration and production indices year-to-date. The Fund held a 13% position in metals and mining shares at year-end.

Industry consolidations continued to be prevalent in the natural resources sector. The portfolio benefited from consolidations among two of its mid-cap holdings, CS Resources and Dreco Energy Services. Two of last year's top-ten holdings, Nowsco and Global Natural Resources, were also subjects of takeover.

Less positively, Abacan Resources lost nearly two-thirds of its value, as their key oil field in Nigeria experienced a sudden short-term decline in production. Abacan had been a top-ten holding.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.



                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund



         Class A Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
26.98%       22.52%        8.88%

 3/2/90         95        10000
6/30/90       8982        10901
6/30/91        734        11704
6/30/92        645        13271
6/30/93      10873        15076
6/30/94        952        15287
6/30/95        978        19267
6/30/96      14036        24272
6/30/97      18662        32689

         Class B Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
26.98%       22.84%        9.17%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11385        15076
6/30/94       9927        15287
6/30/95      10138        19267
6/30/96      14427        24272
6/30/97      19042        32689

         Class C Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
33.33%       24.01%        9.77%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11394        15076
6/30/94      10028        15287
6/30/95      10340        19267
6/30/96      14866        24272
6/30/97      19820        32689

         Class D Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
30.90%       22.97%        9.15%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11385        15076
6/30/94       9919        15287
6/30/95      10130        19267
6/30/96      14411        24272
6/30/97      19008        32689


_____ Global Resources Fund      - - - - S&P 500

                       STATE STREET RESEARCH EQUITY TRUST

                                     PART C
                                OTHER INFORMATION



Item 24:  Financial Statements and Exhibits

        (a)    Financial Statements

               (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:

                      Financial Highlights for State Street Research Equity Investment Fund for the fiscal years ended June 30, 1988 through 1997 and for State Street Research Global Resources Fund for the period March 2, 1990 (commencement of operations) through June 30, 1997.

                      Financial Highlights for State Street Research Equity Income Fund are incorporated by reference from Post-Effective Amendment No. 19.


               (2) Financial Statements included in PART B (Statement of Additional Information) of this Registration Statement:


                      For State Street Research Equity Investment Fund and for State Street Research Global Resources Fund for the fiscal year ended June 30, 1997 (except as provided below):


                             Investment Portfolio
                             Statement of Assets and Liabilities
                             Statement of Operations
                             Statement of Changes in Net Assets (Fiscal years
                               ended June 30, 1997 and June 30, 1996)
                             Notes to Financial Statements (including financial
                               highlights)
                             Report of Independent Accountants
                             Management's Discussion of Fund Performance


                      For State Street Research Equity Income Fund for the fiscal year ended June 30, 1997 (except as provided below) incorporated by reference from Post-Effective Amendment No. 19:

                             Investment Portfolio
                             Statement of Assets and Liabilities
                             Statement of Operations
                             Statement of Changes in Net Assets (Fiscal years
                               ended June 30, 1997 and June 30, 1996)
                             Notes to Financial Statements (including financial
                               highlights)
                             Report of Independent Accountants
                             Management's Discussion of Fund Performance

(b)     Exhibits

   (1)(a) First Amended and Restated Master Trust Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3(17)
   (1)(b)      Amendment No. 4 to First Amended and Restated Master Trust
               Agreement(18)
   (1)(c)      Amendment No. 5 to First Amended and Restated Master Trust
               Agreement(18)
   (2)(a)      By-Laws of the Registrant(1)
   (2)(b)      Amendment No. 1 to By-Laws effective September 30, 1992(13)
      (3)      Not Applicable
   (4)(a)      Deleted
   (4)(b)      Deleted
   (4)(c)      Deleted
   (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)**
   (5)(c) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Energy Fund(11)*
   (5)(e) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company(12)**
   (6)(a) Distribution Agreement with MetLife - State Street Investment Services, Inc.(2)**
   (6)(b)      Form of Selected Dealer Agreement(17)
   (6)(c)      Form of Bank and Bank-Affiliated Broker-Dealer Agreement(16)
   (6)(d) Letter Agreement with respect to the Distribution Agreement relating to MetLife - State Street Energy Fund(11)*
   (6)(e)      Form of Supplement No. 1 to Selected Dealer Agreement(18)
      (7)      Not applicable

   (8)(a)      Custodian Contract with State Street Bank and Trust Company(2)
   (8)(b) Amendment to Custodian Contract with State Street Bank and Trust Company(6)
   (8)(e) Letter Agreement with respect to the Custodian Contract relating to MetLife - State Street Energy Fund(11)*
      (9)      Not applicable
  (10)(a) Opinion and Consent of Goodwin, Procter & Hoar with respect to the MetLife - State Street Equity Income, MetLife - State Street Equity Investment and MetLife - State Street Capital Appreciation Funds(2)*
  (10)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife - State Street Energy Fund(7)*
     (11)      Consent of Price Waterhouse LLP
     (12)      Not applicable
  (13)(a)      Purchase Agreement and Investment Letter(2)
  (13)(b)      Purchase Agreement and Investment Letter(2)
  (13)(c) Subscription and Investment Letter -- MetLife - State Street Energy Fund(11)*
  (14)(a) State Street Research IRA: Disclosure Statement, Forms Booklet and Transfer of Assets/Direct Rollover Form(17)
  (14)(b)      State Street Research 403(b):  Brochure, Maximum Salary
               Reduction Worksheet, Account Application, Salary
               Reduction Agreement and Transfer of 403(b) Assets Form(19)
  (14)(c)      State Street Research SIMPLE IRA: Application, Terms &
               Conditions and Disclosure Statement(19)
  (15)(a)      First Amended and Restated Plan of Distribution Pursuant to
               Rule 12b-1(14)
  (15)(b) Amendment No. 1 to First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1(16)
  (16)(a)      Calculation of Performance Data(5)
  (16)(b)      Calculation of Performance Data with respect to MetLife -
               State Street Energy Fund(8)*
  (16)(c) Calculation of Distribution Rate and Yield with respect to MetLife - State Street Energy Fund(9)*
  (16)(d) Calculation of Distribution Rate and Yield with respect to MetLife - State Street Capital Appreciation Fund, MetLife -
               State Street Equity Investment Fund and MetLife - State Street Equity Income Fund(10)*
  (17)         First Amended and Restated Multiple Class Expense Allocation Plan
               (18)
  (18)         Powers of Attorney(19)
  (19)         Certificate of Board Resolution respecting Powers of Attorney(19)
  (20)         Application Forms(19)
  (27)         Financial Data Schedules

-----------------
* The Series of the Registrant have changed their names at various times. Documents in this listing of Financial Statements and Exhibits which were effective prior to the most recent name change accordingly refer to a former name of such Series.

** MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the relevant name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:


Footnote       Securities Act of 1933
Reference      Registration/Amendment                Date Filed

     1         Initial Registration                  March 25, 1986
     2         Pre-Effective Amendment No. 1         July 18, 1986
     3         Post-Effective Amendment No. 1        August 12, 1986
     4         Post-Effective Amendment No. 3        October 29, 1987
     5         Post-Effective Amendment No. 5        October 25, 1988
     6         Post-Effective Amendment No. 6        October 30, 1989
     7         Post-Effective Amendment No. 7        November 27, 1989
     8         Post-Effective Amendment No. 8        July 24, 1990
     9         Post-Effective Amendment No. 9        August 31, 1990
    10         Post-Effective Amendment No. 10       October 30, 1990
    11         Post-Effective Amendment No. 11       October 31, 1991
    12         Post-Effective Amendment No. 12       October 30, 1992
    13         Post-Effective Amendment No. 13       April 2, 1993
    14         Post-Effective Amendment No. 14       October 27, 1993
    15         Post-Effective Amendment No. 15       September 1, 1994
    16         Post-Effective Amendment No. 16       April 28, 1995
    17         Post-Effective Amendment No. 17       August 29, 1995
    18         Post-Effective Amendment No. 18       October 16, 1996
    19         Post-Effective Amendment No. 19       August 22, 1997


Item 25.  Persons Controlled by or Under Common Control with Registrant

        Inapplicable.

Item 26.  Number of Holders of Securities


         As of September 30, 1997, the number of record holders of the Registrant's Funds were as follows:

                   (1)                                   (2)
                                                      Number of
             Title of Class                        Record Holders

Shares of Beneficial Interest


State Street Research
Equity Investment Fund
        Class A                                           4,982
        Class B                                           2,694
        Class C                                              66
        Class D                                              49

State Street Research
Equity Income Fund
        Class A                                           5,221
        Class B                                           4,622
        Class C                                              71
        Class D                                             283

State Street Research
Global Resources Fund
        Class A                                           7,980
        Class B                                           6,345
        Class C                                             141
        Class D                                           1,379
                                      C-6

Item 27.  Indemnification

        Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement, as further amended ("Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

        Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

        Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice                       GFM International Investors
  Director and           President                            Limited                                          London, England
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Director                             State Street Research Investment Services, Inc   Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Vice President         (until 6/97)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President         (until 7/96)

Brooks, David            None
  Vice President

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)
                         Managing Director                    State Street Global Advisors                     Boston, MA
                         (until 12/95)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

                                      C-9


                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment                               New York, NY
  Vice President         (until 9/96)                         Management

D'Vari, Ronald           None
  Vice President

Depp, Maureen G.         Vice President                       Wellington Management Company                    Boston, MA
  Vice President         (until 9/97)

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Dillman, Thomas J        None
  Senior Vice President

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President         (until 2/96)

Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard E.                                                CIGNA Retirement and                            Hartford, CT
  Vice President                                               Investment Services

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President



                                      C-10

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. None
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors Limited              London, England

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                      C-11

                                                                                                              Principal business

Name                      Connection                          Organization                                 address of organization
----                      ----------                          ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                      State Street Research Capital Trust             Boston, MA
  Vice President

Langholm, Knut            Director                            State Street Research SICAV                     Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Maisonneuve, Virginie     Portfolio Manager                   Batterymarch Financial Management                Boston, MA
  Vice President          (until 6/97)

                          Vice President                      GFM International Investors, Ltd.                London, England

McNamara, III, Francis J. Director and Executive              GFM International Investors
  Executive Vice          Vice President                      Limited                                          London, England
  President,              Executive Vice President,           State Street Research Investment Services, Inc.  Boston, MA
  Secretary and           Clerk and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA



                                      C-12

                                                                                                               Principal business

Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President             GFM International Investors
  Director, Executive    and Director                         Limited                                           London, England
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY
                         Director                             State Street Research SICAV                       Luxembourg

Milder, Judith J.        None
  Senior Vice President

Miles, Deborah C.        Vice President                       Scudder, Stevens & Clark                          Boston, MA
  Vice President         (until 9/97)                         L.L. Bean, Inc.                                   Freeport, ME
                         Employee

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Morey, Andrew
  Vice President         None

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY




                                      C-13

                                                                                                              Principal business

Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                             Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                     Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Limited             London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors Limited              London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Saperstone, Paul          None
  Vice President




                                      C-14


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive Officer   State Street Research Investment Services, Inc.  Boston, MA
  Executive Vice          and Executive Vice President
  President               President and Chief Executive        John Hancock Funds, Inc.                         Boston, MA
                          Officer (until 1/96)

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc   Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors Limited              London, England
  Senior Vice President

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.           None
  Senior Vice President



                                      C-15


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President,                 GFM International Investors
  Chairman, President,    CEO and Director                     Limited                                          London, England
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY
                          Director                             State Street Research SICAV                      Luxembourg


                                      C-16

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          President and Chief Investment       IDS Equity Advisors                              Minneapolis, MN
                          Officer (until 12/95)


Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
  Senior Vice President
  (Vice President
  until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment Services, Inc.  Boston, MA
  Vice President          Vice President                       Fidelity Investments                             Boston, MA
                          (until 7/97)
                          Various positions                    Fidelity Investments                             Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
  Vice President          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.  Boston, MA
 Vice President,          Asst. Clerk
 Assistant Secretary      Assistant Secretary                  State Street Research Capital Trust              Boston, MA
 and Assistant            Assistant Secretary                  State Street Research Exchange Trust             Boston, MA
 General Counsel          Assistant Secretary                  State Street Research Growth Trust               Boston, MA
                          Assistant Secretary                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Secretary                  State Street Research Securities Trust           Boston, MA
                          Assistant Secretary                  State Street Research Equity Trust               Boston, MA
                          Assistant Secretary                  State Street Research Financial Trust            Boston, MA
                          Assistant Secretary                  State Street Research Income Trust               Boston, MA
                          Assistant Secretary                  State Street Research Money Market Trust         Boston, MA
                          Assistant Secretary                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Secretary                  SSRM Holdings, Inc.                              Boston, MA

Woodbury, Robert S.       Employee                             Metropolitan Life Insurance Company              New York, NY
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                (until 2/96)


                                      C-17

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29:  Principal Underwriters

      (a) State Street Research Investment Services, Inc., serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, and State Street Research Portfolios, Inc.

      (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

       (1)                          (2)                       (3)
                                 Positions
Name and Principal              and Offices             Positions and Offices
 Business Address             with Underwriter            with Registrant

Ralph F. Verni                Chairman of               Chairman of the
One Financial Center          the Board and             Board, President,
Boston, MA  02111             Director                  Chief Executive Officer
                                                        and Trustee

Peter C. Bennett              Director                  None
One Financial Center
Boston, MA  02111

Gerard P. Maus                Executive Vice President  Treasurer
One Financial Center          Treasurer, Chief
Boston, MA  02111             Financial Officer and
                              Director

Thomas A. Shively             Director                  Vice President
One Financial Center
Boston, MA  02111

C. Troy Shaver, Jr.           President and Chief       None
One Financial Center          Executive Officer
Boston, MA 02111

Peter Borghi                  Senior Vice President     None
One Financial Center
Boston, MA  02111

Paul V. Daly                  Senior Vice President     None
One Financial Center
Boston, MA  02111

       (1)                          (2)                       (3)
                                 Positions
Name and Principal              and Offices             Positions and Offices
 Business Address             with Underwriter            with Registrant

Susan M.W. DiFazio            Senior Vice President     None
One Financial Center
Boston, MA  02111

Gordon Evans                  Senior Vice President     None
One Financial Center
Boston, MA  02111

Gregory R. McMahan            Senior Vice President     None
One Financial Center
Boston, MA 02111

Francis J. McNamara, III      Senior Vice President,  Secretary
One Financial Center          General Counsel
Boston, MA 02111              and Clerk

Joan D. Miller                Senior Vice President     None
One Financial Center
Boston, MA 02111




Deborah C. Miles              Vice President            None
One Financial Center
Boston, MA 02111


Darman A. Wing                Senior Vice President,    Assistant Secretary
One Financial Center          Assistant General Counsel
Boston, MA  02111             and Assistant Clerk



Donald Doherty                Vice President            None
One Financial Center
Boston, MA  02111



Linda Grasso                  Vice President            None
One Financial Center
Boston, MA  02111


Robert M. Gunville            Vice President            None
One Financial Center
Boston, MA 02111


Frederick H. Jamieson         Vice President            None
One Financial Center          and Assistant
Boston, MA  02111             Treasurer



Susan Volpe Martin            Vice President            None
One Financial Center
Boston, MA  02111



Amy L. Simmons                Vice President            Assistant Secretary
One Financial Center
Boston, MA 02111



Kevin Wilkins                 Vice President            None
One Financial Center
Boston, MA  02111

Item 30.  Location of Accounts and Records


        Gerard P. Maus
        State Street Research & Management Company
        One Financial Center
        Boston, MA  02111

Item 31.  Management Services

        Inapplicable.

Item 32.  Undertakings

        (a)    Inapplicable.

        (b)    Deleted.

        (c)    Deleted.

        (d) The Registrant undertakes to hold a special meeting of shareholders of State Street Research Equity Trust for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of State Street Research Equity Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

        (e) The Registrant has elected to include the information required by
Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders, upon request and without charge.

                                     Notice

        A copy of the First Amended and Restated Master Trust Agreement, as further amended ("Master Trust Agreement") of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 30th day of October, 1997.


                                        STATE STREET RESEARCH EQUITY TRUST


                                        By                  *
                                        -------------------------------------
                                        Ralph F. Verni
                                        Chief Executive Officer and President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:


Signature                              Capacity


               *                       Trustee & Chief
_________________________________      Executive Officer
Ralph F. Verni                         (principal executive
                                       officer)

               *                       Treasurer (principal
_________________________________      financial and
Gerard P. Maus                         accounting officer)

               *
_________________________________
Steve A. Garban                        Trustee

               *
_________________________________
Malcolm T. Hopkins                     Trustee

               *
_________________________________      Trustee
Edward M. Lamont

               *
_________________________________      Trustee
Robert A. Lawrence

               *
_________________________________      Trustee
Dean O. Morton

               *
_________________________________      Trustee
Thomas L. Phillips

               *
_________________________________      Trustee
Toby Rosenblatt

               *
_________________________________      Trustee
Michael S. Scott Morton

               *
_________________________________      Trustee
Jeptha H. Wade



*By:  /s/ Francis J. McNamara, III
__________________________________
     Francis J. McNamara, III,
     Attorney-in-Fact under
     Powers of Attorney dated
     August 22, 1997, incorporated
     by reference from Post-Effective
     Amendment No. 19.

                                               1933 Act Registration No. 33-4296
                                                      1940 Act File No. 811-4624



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM N-1A


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [ ]


                        Pre-Effective Amendment No. ___                    [ ]


                        Post-Effective Amendment No. 20                    [X]


                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940               [ ]


                                Amendment No. 21                           [X]
                              ____________________

                       STATE STREET RESEARCH EQUITY TRUST
         (Exact Name of Registrant as Specified in Declaration of Trust)
                              ____________________



                                    EXHIBITS

                               INDEX TO EXHIBITS


  (11)         Consent of Price Waterhouse LLP
  (27)         Financial Data Schedules